EXHIBIT 99.1


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                    DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                                     Seller



                 DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC
                                    Servicer



                                       and



                       DAIMLERCHRYSLER MASTER OWNER TRUST








                                     FORM OF
                              AMENDED AND RESTATED
                          SALE AND SERVICING AGREEMENT



                          Dated as of [________], 2006




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                                                 Table of Contents
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                                                     ARTICLE I
                                                    DEFINITIONS

SECTION 1.01          Definitions.................................................................................1
SECTION 1.02          Other Definitional Provisions..............................................................21

                                                     ARTICLE II
                                             CONVEYANCE OF RECEIVABLES

SECTION 2.01          Conveyance of Receivables..................................................................22
SECTION 2.02          Acceptance by the Trust; Payment for Conveyances...........................................24
SECTION 2.03          Representations and Warranties of the Seller Relating to the Seller and this
                      Agreement..................................................................................25
SECTION 2.04          Representations and Warranties of the Seller Relating to the Receivables...................27
SECTION 2.05          Addition of Accounts.......................................................................29
SECTION 2.06          Covenants of the Seller....................................................................33
SECTION 2.07          Removal of Eligible Accounts...............................................................35
SECTION 2.08          Removal of Ineligible Accounts.............................................................40
SECTION 2.09          Sale of Ineligible Receivables.............................................................41
SECTION 2.10          Representations and Warranties as to the Trust's Security Interest in the
                      Receivables................................................................................42

                                                    ARTICLE III
                                    ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 3.01          Acceptance of Appointment and Other Matters Relating to the Servicer.......................43
SECTION 3.02          Servicing Compensation.....................................................................45
SECTION 3.03          Representations, Warranties and Covenants of the Servicer..................................46
SECTION 3.04          Reports and Instructions for the Trustee...................................................48
SECTION 3.05          Annual Servicer's Certificate..............................................................49
SECTION 3.06          Annual Independent Public Accountants' Servicing Report....................................49
SECTION 3.07          Tax Treatment..............................................................................50
SECTION 3.08          Notices to DCFS............................................................................50
SECTION 3.09          Adjustments................................................................................50
SECTION 3.10          Dealer Concentrations......................................................................50

                                                     ARTICLE IV
                                              DEPOSIT, ALLOCATION AND
                                    APPLICATION OF COLLECTIONS AND OTHER AMOUNTS

SECTION 4.01          Interests in Receivables and Other Collateral..............................................51
SECTION 4.02          Deposits of Collections into the Collection Account........................................52
SECTION 4.03          Allocations of Collections and Other Amounts to Each Series................................53

                                                         i

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SECTION 4.04          Allocations of Collections to the Seller...................................................54
SECTION 4.05          Repurchased Receivables Purchase Price Payments............................................54
SECTION 4.06          Excess Funding Account; Deposits, Allocations and Withdrawals..............................55
SECTION 4.07          Unallocated Principal Collections..........................................................57

                                                     ARTICLE V
                                                     [RESERVED]


                                                     ARTICLE VI
                                                     [RESERVED]


                                                    ARTICLE VII
                                        OTHER MATTERS RELATING TO THE SELLER

SECTION 7.01          Liability of the Seller....................................................................58
SECTION 7.02          Limitation on Liability of the Seller......................................................58
SECTION 7.03          Seller Indemnification of the Trust, the Trustee, the Owner Trustee and the
                      Enhancement Providers......................................................................58
SECTION 7.04          Transfer of Seller's Interest to Designated Affiliate......................................59

                                                    ARTICLE VIII
                                       OTHER MATTERS RELATING TO THE SERVICER

SECTION 8.01          Liability of the Servicer..................................................................60
SECTION 8.02          Merger or Consolidation of, or Assumption of, the Obligations of the Servicer..............60
SECTION 8.03          Limitation on Liability of the Servicer and Others.........................................60
SECTION 8.04          Servicer Indemnification of the Trust, the Trustee, the Owner Trustee and the
                      Enhancement Providers......................................................................61
SECTION 8.05          The Servicer Not to Resign.................................................................61
SECTION 8.06          Access to Certain Documentation and Information Regarding the Receivables..................62
SECTION 8.07          Delegation of Duties.......................................................................62
SECTION 8.08          Examination of Records.....................................................................62
SECTION 8.09          Optional Repurchase by the Servicer........................................................62

                                                     ARTICLE IX
                                                     [RESERVED]


                                                     ARTICLE X
                                                  SERVICE DEFAULTS

SECTION 10.01         Service Defaults...........................................................................63
SECTION 10.02         Trustee to Act; Appointment of Successor...................................................65


                                                        ii

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                                                     ARTICLE XI
                                              [EXCHANGE ACT REPORTING

SECTION 11.01         Further Assurances.........................................................................66
SECTION 11.02         Form 10-D Filings..........................................................................66
SECTION 11.03         Form 8-K Filings...........................................................................67
SECTION 11.04         Form 10-K Filings..........................................................................67
SECTION 11.05         Report on Assessment of Compliance and Attestation.........................................67
SECTION 11.06         Servicer's Annual Compliance Statement.....................................................69
SECTION 11.07         Back-up Sarbanes-Oxley Certification.......................................................70
SECTION 11.08         Use of Subcontractors......................................................................70
SECTION 11.09         Representations and Warranties.............................................................71
SECTION 11.10         Indemnification............................................................................71
SECTION 11.11         Amendments of Article XI...................................................................72

                                                    ARTICLE XII
                                                    TERMINATION

SECTION 12.01         Termination of Agreement...................................................................72

                                                    ARTICLE XIII
                                              MISCELLANEOUS PROVISIONS

SECTION 13.01         Amendment..................................................................................73
SECTION 13.02         Protection of Right, Title and Interest to Trust...........................................74
SECTION 13.03         No Petition................................................................................75
SECTION 13.04         GOVERNING LAW..............................................................................75
SECTION 13.05         Notices....................................................................................75
SECTION 13.06         Severability of Provisions.................................................................76
SECTION 13.07         Assignment.................................................................................76
SECTION 13.08         Further Assurances.........................................................................76
SECTION 13.09         No Waiver; Cumulative Remedies.............................................................76
SECTION 13.10         Counterparts...............................................................................77
SECTION 13.11         Third-Party Beneficiaries..................................................................77
SECTION 13.12         Rule 144A Information......................................................................77
SECTION 13.13         Merger and Integration.....................................................................77
SECTION 13.14         Headings...................................................................................77
SECTION 13.15         Limitation on Liability of the Owner Trustee and Trustee...................................77

                                                      EXHIBITS

EXHIBIT A                [Intentionally Omitted]
EXHIBIT B                Form of Assignment of Receivables in Additional Accounts
EXHIBIT C                Form of Annual Servicer's Certificate
EXHIBIT D                [Intentionally Omitted]
EXHIBIT E                [Intentionally Omitted]
EXHIBIT F                [Intentionally Omitted]

                                                        iii

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EXHIBIT G-1              Form of Opinion of Counsel with respect to Amendments
EXHIBIT G-2              Form of Opinion of Counsel with respect to Accounts
EXHIBIT H                Form of Reassignment Agreement
EXHIBIT I                [Intentionally Omitted]
EXHIBIT J                Form of Subordinated Note of the Seller
EXHIBIT K                Form of Assignment and Assumption Agreement

                                                     SCHEDULES

SCHEDULE 1               List of Accounts

                                                     APPENDICES

APPENDIX A               Item 1119 Parties
APPENDIX B               Minimum Servicing Criteria to be addressed in Servicing Assessment
APPENDIX C               Performance Certification (Reporting Subcontractor)
APPENDIX D               Performance Certification (Servicer)

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            AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of
[___________], 2006, among DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, a Delaware limited liability company, as Seller, DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC, a Michigan limited liability company (the successor by merger to DaimlerChrysler Services North America LLC), as Servicer, and DAIMLERCHRYSLER MASTER OWNER TRUST, a Delaware statutory trust.

                                   WITNESSETH:

            WHEREAS, pursuant to the Program Amendment Agreement, dated as of December 16, 2004, among DCWR, DCS (the predecessor to DCFS), the CARCO Trust Trustee, the Trust, the Trustee and the Owner Trustee (as amended and supplemented from time to time, the "Program Amendment Agreement"), the CARCO Trust governed under the Pooling and Servicing Agreement was dissolved, and the Pooling and Servicing Agreement (and the Series 2002-CC Supplement) among DCWR, DCS (the predecessor to DCFS) and the CARCO Trust Trustee was terminated, upon, among other things, the execution and delivery of the Sale and Servicing Agreement, dated as of December 16, 2004 (the "Original Agreement"), among DCWR, DCS (the predecessor to DCFS) and the Trust; and

            WHEREAS, the parties hereto now wish to amend and restate the Original Agreement to add provisions to provide for the Trust's compliance with Regulation AB promulgated by the Securities and Exchange Commission with respect to Notes issued from time to time after the date of this Agreement by the Trust under the Indenture and offered for sale to the public; and, in connection with such modifications, also update (i) prior references to DaimlerChrysler Services North America LLC in the Original Agreement, to DaimlerChrysler Financial Services Americas LLC which succeeded DCS by merger on January 1, 2006 and (ii) prior references to Chase Manhattan Bank USA, National Association in the Original Agreement, to Deutsche Bank Trust Company Delaware which succeeded Chase Bank USA, National Association (formerly Chase Manhattan Bank USA, National Association) as Owner Trustee on September 22, 2006.

            NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties hereto:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.01 Definitions.

            Whenever used in this Agreement, the following words and phrases shall have the following meanings:

            "Account" shall mean each Existing Account and, from and after the related Addition Date, each Additional Account. The term "Account" shall not apply to any Removed Accounts reassigned or assigned to the Seller or the Servicer in accordance with the terms of this Agreement.


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            "Addition Date" shall mean, with respect to Additional Accounts, the date from and after which such Additional Accounts are to be included as Accounts pursuant to Section 2.05(c).

            "Addition Notice" shall have the meaning specified in Section
2.05(c).

            "Additional Account" shall mean each individual wholesale financing account established by DCFS with a Dealer pursuant to a Floorplan Financing Agreement, which account is designated pursuant to Section 2.05(a) or (b) to be included as an Account and is identified in the computer file or microfiche or written list delivered to the Trust and the Trustee by the Seller pursuant to Sections 2.01 and 2.05(d).

            "Additional Cut-Off Date" shall mean, with respect to Additional Accounts, the day specified in the Addition Notice delivered with respect to such Additional Accounts pursuant to Section 2.05(c).

            "Adjustment Payment" shall have the meaning specified in Section
3.09.

            "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent" shall mean, with respect to any Series, the Person so designated in the related Indenture Supplement.

            "Aggregate Series Nominal Liquidation Amount" shall mean, at any time of determination, an amount equal to the sum of the Series Nominal Liquidation Amounts for all Series of Notes at such time (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made at such time).

            "Aggregate Series Servicing Fee" shall have the meaning specified in
Section 3.02.

            "Agreement" shall mean this Amended and Restated Sale and Servicing Agreement, as the same may from time to time be further amended, modified or otherwise supplemented.

            "Assignment" shall have the meaning specified in Section 2.05(d).

            "Assignment and Assumption Agreement" shall mean an agreement among the Seller, the Designated Affiliate and the Trust, which shall be acknowledged and agreed to by the Trustee, substantially in the form of Exhibit K.

            "Automatic Additional Accounts" shall have the meaning specified in
Section 2.05(f).

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            "Automatic Removal Date" shall have the meaning specified in Section
2.07(g).

            "Automatic Removed Accounts" shall have the meaning specified in
Section 2.07(g).

            "Business Day" shall mean, unless otherwise specified in the Indenture Supplement for any Series or Class of Notes, any day other than (a) a Saturday or a Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York or Wilmington, Delaware, are authorized or obligated by law, executive order or governmental decree to be closed.

            "CARCO" shall mean Chrysler Auto Receivables Company, a Delaware corporation, and its successors in interest.

            "CARCO Certificate" shall mean the certificate issued to the "Seller" (under and as defined in the Pooling and Servicing Agreement) by the CARCO Trust pursuant to the Pooling and Servicing Agreement.

            "CARCO Collection Account" shall mean the "Collection Account" established and maintained in the name of the CARCO Trust Trustee pursuant to
Section 4.02 of the Pooling and Servicing Agreement. Pursuant to Section 6(a) of the Program Amendment Agreement, on the Effective Date or promptly thereafter, the CARCO Trust Trustee shall (i) liquidate all the investments then credited to the CARCO Collection Account, (ii) transfer all such liquidation proceeds, together with any other monies then on deposit in the CARCO Collection Account, to the Collection Account and (iii) shall terminate the CARCO Collection Account.

            "CARCO Excess Funding Account" shall mean the "Excess Funding Account" established and maintained in the name of the CARCO Trust Trustee pursuant to Section 4.02 of the Series 2002-CC Supplement. Pursuant to Section 6(b) of the Program Amendment Agreement, on the Effective Date or promptly thereafter, the CARCO Trust Trustee shall (i) liquidate all the investments then credited to the CARCO Excess Funding Account, (ii) transfer all such liquidation proceeds, together with any other monies then on deposit in the CARCO Excess Funding Account, to the Excess Funding Account and (iii) shall terminate the CARCO Excess Funding Account.

            "CARCO Trust" shall mean the CARCO Auto Loan Master Trust governed under the Pooling and Servicing Agreement.

            "CARCO Trust Trustee" shall mean The Bank of New York, a New York banking corporation, in its capacity as "Trustee" under the Pooling and Servicing Agreement. The Bank of New York is the successor CARCO Trust Trustee under the Pooling and Servicing Agreement to Manufacturers and Traders Trust Company.

            "Cash Management Accounts" shall mean the deposit accounts maintained by DCFS for the benefit of the Dealers.

            "CCC" shall mean Chrysler Credit Corporation, a Delaware corporation, and its successors in interest. As of the date of this Agreement, DCFS is the indirect successor in interest to CCC.

            "CFC" shall mean Chrysler Financial Company L.L.C., a Michigan limited liability company, and its successors in interest. As of the date of this Agreement, DCFS is the indirect successor in interest to CFC.

            "CFC Corp." shall mean Chrysler Financial Corporation, a Michigan corporation, and its successors in interest. As of the date of this Agreement, DCFS is the indirect successor in interest to CFC Corp.

            "Class" shall mean, with respect to any Series, any one of the classes of Notes of that Series.

            "Closing Date" shall mean, with respect to any Series, the "Issuance Date" for such Series, as specified in the related Indenture Supplement.

            "Collateral" shall have the meaning specified in the Indenture.

            "Collateral Certificate" shall mean the Auto Loan Asset Backed Certificates, Series 2002-CC issued by the CARCO Trust pursuant to the Pooling and Servicing Agreement, as supplemented by the Series 2002-CC Supplement.

            "Collateral Security" shall mean, with respect to any Receivable, all collateral security granted by or on behalf of the related Dealer with respect thereto, including a first priority perfected security interest in the related Vehicle, certain parts inventory, equipment, fixtures, service accounts, chattel paper, instruments, franchise rights or realty with respect to such Dealer and all guarantees of any Receivable.

            "Collection Account" shall mean the "Collection Account" established and maintained in the name of the Trustee pursuant to Section 402(a) of the Indenture.

            "Collection Period" shall mean, with respect to any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

            "Collections" shall mean, without duplication, all payments by or on behalf of Dealers received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers or any other form of payment, including amounts paid by Dealers for deposit to such Dealers' cash management account and such Dealer's wholesale deposit account as provided in such Dealers' Floorplan Financing Agreements. Collections of Non-Principal Receivables shall include all Recoveries.

            "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act or the Exchange Act, then the body performing such duties on such date.

            "Corporate Trust Office" shall have, with respect to the Trustee, the meaning specified in the Indenture.

            "DaimlerChrysler" shall mean DaimlerChrysler Corporation, a Delaware corporation, and its successors in interest. As of the date of the Original Agreement, DaimlerChrysler was the successor in interest to Chrysler Corporation. References to DaimlerChrysler include its predecessor, Chrysler Corporation.

            "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the Servicer's computer file of accounts (without regard to the effective date of such recordation).

            "DCFS" shall mean DaimlerChrysler Financial Services Americas LLC, a Michigan limited liability company, and its successors in interest. DCFS is the successor by merger to DCS, which itself was the successor by merger to CFC, a Michigan limited liability company, which itself was the successor by merger to CFC Corp., a Michigan corporation, which itself was the successor by merger to CCC. References to DCFS include, as appropriate, references to DCS, CFC, CFC Corp. or CCC. By way of example and not limitation of the preceding sentence, the phrase "an account originated by DCFS" will, unless otherwise expressly specified, include an account originated by DCS, CCC, CFC Corp. or CFC, as appropriate.

            "DCMOT Certificate" shall mean the certificate, substantially in the form attached as Exhibit B to the Trust Agreement, issued by the Trust pursuant to Article X of the Trust Agreement.

            "DCS" shall mean DaimlerChrysler Services North America LLC, a Michigan limited liability company, and its successors in interest. As of the date of this Agreement, DCFS is the successor in interest to DCS.

            "DCWR" shall mean DaimlerChrysler Wholesale Receivables LLC, a Delaware limited liability company, and its successors in interest.

            "Dealer" shall mean a Person engaged generally in the business of purchasing Vehicles from a manufacturer thereof and holding such Vehicles for sale or lease in the ordinary course of business.

            "Dealer Overconcentration" on any Determination Date shall mean, with respect to any Dealer or group of affiliated Dealers, the excess of (a) the aggregate of all amounts of Principal Receivables due from such Dealer or group of affiliated Dealers on the last day of the Collection Period immediately preceding such Determination Date over (b) 2% of the Pool Balance on the last day of such immediately preceding Collection Period; provided, however, that the percentage specified in clause (b) shall be 4% in the case of either AutoNation, Inc. and its affiliates or United Auto Group, Inc. and its affiliates; provided, further, that the Seller may, upon 10 days' prior notice to the Trustee and each Rating Agency and upon satisfaction of the Rating Agency Condition, increase the percentage specified in clause (b) (including, for the avoidance of doubt, the percentage specified in the immediately preceding proviso).

            "Dealer Trouble Status" shall mean, with respect to an Account, that any of the following circumstances apply to such Account: (i) the related Dealer has failed to remit any principal or interest due on a Receivable in such Account when due; (ii) the Servicer has been notified of any liens, levies or attachments on the related Collateral Security or (iii) the related Dealer has experienced a general deterioration of its financial condition as determined by the Servicer.

            "Defaulted Amount" on any Determination Date shall mean an amount (which shall not be less than zero) equal to (a) the sum for all the Accounts of the amount of Principal Receivables which became Defaulted Receivables during the immediately preceding Collection Period minus (b) the sum of (i) the full amount of any such Defaulted Receivables which are subject to reassignment or assignment to the Seller or the Servicer in accordance with the terms of this Agreement and (ii) the excess, if any, for the immediately preceding Determination Date of the amount determined pursuant to this clause (b) for such Determination Date over the amount determined pursuant to clause (a) for such Determination Date; provided, however, that, if an Insolvency Event occurs with respect to the Seller, the amounts of such Defaulted Receivables which are subject to reassignment to the Seller shall not be added to the sum so subtracted and, if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be added to the sum so subtracted.

            "Defaulted Receivables" on any Determination Date shall mean (a) all Receivables in an Account which are charged off as uncollectible in respect of the immediately preceding Collection Period in accordance with the Servicer's customary and usual servicing procedures for servicing Dealer floorplan receivables comparable to the Receivables which have not been sold to third parties and (b) all Receivables which were Eligible Receivables when transferred to the Trust (or to the CARCO Trust if such Receivables were initially transferred to the CARCO Trust), which arose in an Account that thereafter became an Ineligible Account and which remained outstanding for any six consecutive Determination Dates (inclusive of the Determination Date on which such determination is being made) after such Account became an Ineligible Account.

            "Deposit Date" shall mean each day on which the Servicer deposits Collections in the Collection Account pursuant to Section 4.03.

            "Designated Account" shall have the meaning specified in Section 2.07(b).

            "Designated Affiliate" shall mean a corporation or limited liability company which is (a) a direct or indirect wholly-owned subsidiary of DCFS, (b) which is a corporation or limited liability company, and (c) which is formed for limited purposes which shall be substantially the same purposes for which CARCO is formed.

            "Designated Affiliate Transfer" shall have the meaning specified in
Section 7.04(a).

            "Designated Balance" shall have the meaning specified in Section 2.07(b).

            "Designated Receivables" shall have the meaning specified in Section 2.07(c).

            "Determination Date" with respect to any Payment Date shall mean the day that is two Business Days prior to such Payment Date.

            "DTS Account" shall have the meaning specified in Section 2.07(f).

            "DTS Designated Balance" shall have the meaning specified in Section 2.07(f).

            "DTS Removal Commencement Date" shall have the meaning specified in
Section 2.07(f).

            "DTS Removal Date" shall have the meaning specified in Section 2.07(f).

            "Due Date" shall mean the close of business on the last Business Day of each month.

            "Early Redemption Event" shall have the meaning specified in the Indenture.

            "Effective Date" shall mean December 16, 2004.

            "Eligible Account" shall mean each individual wholesale financing account originated by DCFS with a Dealer pursuant to a Floorplan Financing Agreement in the ordinary course of business, which, as of the date of determination with respect thereto: (a) is in favor of a Dealer which is an Eligible Dealer, (b) is in existence and maintained and serviced by DCFS and (c) is an Account in respect of which no amounts have been charged off as uncollectible or are classified as past due or delinquent.

            "Eligible Dealer" shall mean a Dealer, as of the date of determination thereof, (a) which is located in the United States of America (including its territories and possessions), (b) which has not been identified by the Servicer as being the subject of any voluntary or involuntary bankruptcy proceeding or in voluntary or involuntary liquidation, (c) in which DaimlerChrysler or any Affiliate thereof does not have an equity investment and
(d) which is not in "dealer trouble status" as determined by the Servicer under the Floorplan Financing Guidelines.

            "Eligible Receivable" shall mean each Receivable:

            (a) which was originated or acquired by DCFS in the ordinary course of business; provided, however, that if such Receivable was acquired by DCFS from a Person that is not DaimlerChrysler or any of its Affiliates, such Receivable shall have satisfied the Rating Agency Condition;

            (b) which has arisen under an Eligible Account and is payable in United States dollars;

            (c) which is owned by DCFS at the time of sale to the Seller;

            (d) which represents the obligation of a Dealer to repay an advance made to such Dealer to finance the acquisition of Vehicles;

            (e) which at the time of creation and at the time of transfer to the Trust (or if such Receivable was initially transferred to the CARCO Trust, at the time of transfer to the CARCO Trust) is secured by, inter alia, a first priority perfected security interest in the Vehicle relating thereto;

            (f) which was created in compliance in all respects with all Requirements of Law applicable thereto and pursuant to a Floorplan Financing Agreement which complies in all respects with all Requirements of Law applicable to any party thereto;

            (g) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by DaimlerChrysler, DCFS or the Seller in connection with the creation of such Receivable or the transfer thereof to the Trust (or to the CARCO Trust if such Receivable was initially transferred to the CARCO Trust) or the execution, delivery and performance by DCFS of the Floorplan Financing Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

            (h) as to which at all times following the transfer of such Receivable to the Trust (or to the CARCO Trust if such Receivable was initially transferred to the CARCO Trust), the Trust or the CARCO Trust, as applicable, will have good and marketable title thereto free and clear of all Liens arising prior to the transfer or arising at any time, other than Liens permitted by this Agreement;

            (i) which (1) if originally transferred to the CARCO Trust, has been the subject of a valid transfer and assignment from the Seller to the CARCO Trust and from the CARCO Trust to the Trust of all the Seller's right, title and interest in such Receivable (including any proceeds thereof) and (2) if directly sold by the Seller to the Trust, has been the subject of a valid transfer and assignment from the Seller to the Trust of all the Seller's right, title and interest in such Receivable (including any proceeds thereof);

            (j) which will at all times be the legal, valid, binding and assignable payment obligation of the Dealer relating thereto, enforceable against such Dealer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

            (k) which at the time of transfer to the Trust (or to the CARCO Trust if such Receivable was initially transferred to the CARCO Trust) is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Dealer;

            (l) as to which, at the time of transfer of such Receivable to the Trust (or to the CARCO Trust if such Receivable was initially transferred to the CARCO Trust),

      DaimlerChrysler, DCFS and the Seller have satisfied all their respective obligations with respect to such Receivable required to be satisfied at such time;

            (m) as to which, at the time of transfer of such Receivable to the Trust (or to the CARCO Trust if such Receivable was initially transferred to the CARCO Trust), neither DaimlerChrysler, DCFS nor the Seller has taken nor failed to take any action which would impair the rights of the Trust or the Noteholders therein;

            (n) which constitutes "tangible chattel paper" or an "account" or "payment intangible", each as defined in Article 9 of the UCC as then in effect in the State of Michigan; and

            (o) with respect to which the representations set forth in Sections 2.04(a)(i) and (ii) were correct at the time of transfer of such Receivable to the Trust (or to the CARCO Trust if such Receivable was initially transferred to the CARCO Trust).

            "Eligible Servicer" shall mean the Trustee or an entity which, at the time of its appointment as Servicer, (a) is legally qualified and has the capacity to service the Accounts, (b) in the sole determination of the Trustee, which determination shall be conclusive and binding, has demonstrated the ability to professionally and competently service a portfolio of similar accounts in accordance with high standards of skill and care and (c) is qualified to use the software that is then currently being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement.

            "Enhancement" shall mean the rights and benefits provided to the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement. The subordination of any Series or Class to any other Series or Class, or of the Overcollateralization Amount to any Series or Class, shall each be an Enhancement.

            "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding. A "Derivative Agreement" (as defined in the Indenture) shall be an Enhancement Agreement; but an Indenture Supplement that provides for the terms of an Overcollateralization Amount shall not be an Enhancement Agreement.

            "Enhancement Provider" shall mean the Person providing any Enhancement, other than any Noteholders the Notes of which are subordinated to any Series or Class. A "Derivative Counterparty" (as defined in the Indenture) shall be an Enhancement Provider; but there shall not be an Enhancement Provider with respect to an Overcollateralization Amount.

            "Excess Available Principal Amounts" shall mean, with respect to any Payment Date, the sum of all Shared Excess Available Principal Amounts for all Series of Notes that are not required for payment or deposit into an account under the Indenture Supplement for any Series on such Payment Date.

            "Excess Funding Account" shall mean the "Excess Funding Account" established and maintained in the name of the Trustee pursuant to Section 402(b) of the Indenture.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Existing Account" shall mean each individual wholesale financing account originated by DCFS with a Dealer pursuant to a Floorplan Financing Agreement which is identified in the computer file or microfiche or written list delivered to the Trust and the Trustee on the Effective Date by the Seller pursuant to Section 2.01.

            "Fleet Receivables" shall mean all amounts shown in special accounts on the Servicer's records as amounts payable by any Dealer designated by DCFS as a "fleet dealer" in respect of advances made by DCFS to such Dealer or advances made by DaimlerChrysler to such Dealer and purchased by DCFS, in each case to finance the acquisition of Vehicles in lots of five or more.

            "Floorplan Financing Agreement" shall mean, collectively, the group of related agreements between and among DCFS, the Dealer with respect thereto and, in the case of new Vehicles, a Vehicle manufacturer, pursuant to which (a) DCFS agrees to extend credit to such Dealer to finance the acquisition of used Vehicles and new Vehicles manufactured by such manufacturer, (b) such Dealer grants to DCFS a security interest in the specific Vehicles financed by DCFS, certain other Vehicles, certain other collateral and the proceeds thereof, (c) such Dealer agrees to repay advances made by DCFS on demand but in any event such Dealer agrees to repay not less than 90% of each such advance upon the sale of the Vehicle to which such advance relates and the remaining balance of such advance not later than the tenth day of the second calendar month following the month in which such sale occurs, and (d) the obligations of such Dealer to repay such advances is evidenced by one or more demand promissory notes of such Dealer.

            "Floorplan Financing Guidelines" shall mean DCFS's written policies and procedures, as such policies and procedures may be amended from time to time, (a) relating to the operation of its floorplan financing business, including the written policies and procedures for determining the interest rate charged to Dealers, the other terms and conditions relating to DCFS's wholesale financing accounts, the creditworthiness of Dealers and the extension of credit to Dealers, and (b) relating to the maintenance of accounts and collection of receivables.

            "Form 10-D Disclosure Item" shall mean with respect to any Person, any litigation or governmental proceedings pending against such Person, or any of the Trust, the Seller, the Indenture Trustee, the Owner Trustee or the Servicer if such Person, or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge thereof, in each case that would be material to the Noteholders.

            "Form 10-K Disclosure Item" shall mean with respect to any Person,
(a) any Form 10-D Disclosure Item, (b) any affiliations between such Person and any Item 1119 Party, to the extent such Person, or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge thereof and (c) any relationships or transactions between such Person and any Item 1119 Party that are outside the ordinary course of business or on terms other than would be obtained in an arm's-length transaction with an unrelated third party, apart from the transactions contemplated under the Transaction Documents, and that are material to the investors' understanding of the Notes, but only to the extent such Person, or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge of such relationships or transactions.

            "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Indenture" shall mean the Amended and Restated Indenture, dated as of December 16, 2004, between the Trust and the Trustee, as amended and supplemented from time to time.

            "Indenture Supplement" shall mean any supplement to the Indenture pursuant to which a Series of Notes is issued, as amended and supplemented from time to time.

            "Indenture Trustee" shall mean the Trustee.

            "Ineligible Account" shall mean an Account that at the time of determination is not an Eligible Account.

            "Ineligible Amount" on any Determination Date shall mean the amount of Ineligible Receivables included in the Trust on such Determination Date pursuant to Section 2.09.

            "Ineligible Receivable" shall mean any Receivable that arises in an Eligible Account, was not an Eligible Receivable at the time of its transfer to the Trust and was transferred to the Trust in accordance with Section 2.09.

            "Initial Cut-Off Date" shall mean November 30, 2004.

            "Insolvency Event" shall mean, with respect to any specified Person:

            (a) such Person shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or such Person shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer or consent; or such Person shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or such Person shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

            (b) any order for relief against such Person shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of such Person under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of such Person or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days.

            "Insurance Proceeds" with respect to an Account shall mean any amounts received by the Servicer pursuant to any policy of insurance which is required to be paid to DCFS pursuant to a Floorplan Financing Agreement.

            "Interest Collections" shall mean (i) Collections of interest and other nonprincipal charges (including insurance service fees, handling fees, Recoveries and Insurance Proceeds) and (ii) any interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account.

            "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

            "Item 1119 Party" shall mean a party identified on Appendix A to this Agreement.

            "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

            "Miscellaneous Payments" shall mean, with respect to any Collection Period, the sum of (a) Adjustment Payments and Transfer Deposit Amounts on deposit in the Collection Account on the related Payment Date and (b) Unallocated Principal Collections available to be treated as Miscellaneous Payments pursuant to Section 4.07 on such Payment Date.

            "Monthly Payment Rate" shall mean, for any Collection Period, the percentage derived from dividing the Principal Collections for such Collection Period by the average daily Pool Balance for such Collection Period.

            "Monthly Servicing Fee Rate" shall mean 1/12 of 1% per month, or such lesser percentage as the Servicer shall determine in connection with a waiver by the Servicer of all or any portion of the Servicing Fee on any date. The annual servicing fee rate is 1%.

            "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

            "Nominal Liquidation Amount" shall mean, with respect to any Series or Class of Notes, the amount specified as such in the related Indenture Supplement.

            "Non-Principal Receivables" with respect to any Account shall mean all amounts billed to the related Dealer in respect of interest and all other non-principal charges, including insurance service fees and handling fees.

            "Note" or "Notes" shall mean any note or notes of any Series or Class authenticated and delivered from time to time under the Indenture.

            "Noteholder" or "Holder" shall have the meaning specified in the Indenture.

            "Noteholders' Interest" shall have the meaning specified in Section 4.01.

            "Note PFA Earnings Shortfall" shall mean, with respect to each Payment Date, the sum of the "PFA Earnings Shortfalls" for all Series of Notes as calculated under the related Indenture Supplements.

            "Note Rating Agency" shall have the meaning specified in the Indenture.

            "Notice Date" shall have the meaning specified in Section 2.05(c).

            "Officers' Certificate" with respect to any corporation or limited liability company shall mean, unless otherwise specified in this Agreement, a certificate signed by (a) the Chairman of the Board, Vice Chairman of the Board, President or any Vice President and (b) a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of such corporation or limited liability company.

            "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel of the Seller or DCFS and who shall be reasonably acceptable to the Trustee.

            "Original Agreement" shall have the meaning specified in the recitals of this Agreement.

            "Outstanding Dollar Principal Amount" shall mean, with respect to any Series or Class of Notes, the amount specified as such in the related Indenture Supplement.

            "Overcollateralization Amount" shall mean, with respect to any Series, the amount specified as such in the related Indenture Supplement. For the avoidance of doubt, unless otherwise specified in the related Indenture Supplement, the Overcollateralization Amount for any Series shall equal the sum of the "Primary Overcollateralization Amount" for such Series (as defined in the related Indenture Supplement) plus the "Incremental Overcollateralization Amount" for such Series (as defined in the related Indenture Supplement).

            "Overconcentration Amount" on any Determination Date shall mean the sum of the Dealer Overconcentrations on such Determination Date.

            "Overconcentration Default Amount" on any Determination Date shall mean, with respect to each Dealer or group of affiliated Dealers with respect to which there existed a Dealer Overconcentration during the immediately preceding Collection Period, the lesser of (a) the aggregate amount of Receivables in the Accounts of such Dealers which became Defaulted Receivables during such Collection Period and (b) the aggregate amount of such Dealer Overconcentrations on such Determination Date.

            "Owner Trustee" shall mean Deutsche Bank Trust Company Delaware, a Delaware banking corporation, in its capacity as "Owner Trustee" under the Trust Agreement, and any successor thereto in such capacity under the Trust Agreement. Deutsche Bank Trust Company Delaware is the successor Owner Trustee under the Trust Agreement to Chase Bank USA, National Association (formerly Chase Manhattan Bank USA, National Association).

            "Partial Account" shall mean any Account pursuant to which any Purchased Receivables have arisen.

            "Payment Date" shall mean the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day.

            "Permitted Transaction" shall have the meaning specified in Section 2.06(f).

            "Person" shall mean any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Pool Balance" shall mean, as of the time of determination thereof, the aggregate of Principal Receivables in the Trust at such time.

            "Pooling and Servicing Agreement" shall mean the Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2001, as amended by the First Amendment thereto, dated as of November 14, 2003, among DCWR (as transferee from US Auto, which itself was the transferee from CARCO), DCS (as successor to CFC, which itself was the successor to CFC Corp., which itself was the successor to CCC) and the CARCO Trust Trustee.

            "Prime Rate" shall mean the rate designated as the "prime rate" from time to time by certain financial institutions selected by DCFS.

            "Principal Collections" shall mean all Collections of Principal Receivables.

            "Principal Receivables" with respect to an Account shall mean amounts shown on the Servicer's records as Receivables (other than such amounts which represent Non-Principal Receivables) payable by the related Dealer. Notwithstanding anything to the contrary in this Agreement, (i) Purchased Receivables and Fleet Receivables shall not be deemed to be Principal Receivables for the purposes of this Agreement and (ii) the amount of Principal Receivables on any date of determination for all purposes of this Agreement shall be deemed to be the actual amount thereof at such time minus the aggregate amount on deposit at such time in the Cash Management Accounts maintained for the benefit of the related Dealers.

            "Program Amendment Agreement" shall have the meaning specified in the recitals of this Agreement.

            "Purchased Assets" shall have the meaning specified in Section 2.01(a).

            "Purchased Receivables" shall mean, with respect to an Existing Account or Additional Account, the principal amounts shown on the Servicer's records as amounts payable by the related Dealer (and interest accrued thereon), from time to time in respect of advances made by DCFS to such Dealer prior to the Initial Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, or advances made by DaimlerChrysler to such Dealer and purchased by DCFS prior to the Initial Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, in each case to finance the acquisition of Vehicles by such Dealer, in which an interest has been sold, transferred, assigned or otherwise conveyed by DCFS prior to the Initial Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, to any Person other than DCWR, CARCO or the Trust.

            "Purchased Receivables Owners" shall mean any Person that has acquired an interest in any Purchased Receivable other than DCFS.

            "Purchase Price" shall mean, with respect to any Receivable for any date on which such Receivable is to be purchased pursuant to Section 3.03, (a) an amount equal to the amount payable by the Dealer in respect thereof as reflected in the records of the Servicer as of the date of purchase plus (b) interest accrued from the end of the last Collection Period in respect of which interest on such Receivable was billed by the Servicer, at a per annum rate of the Prime Rate plus 1.00%, based on the actual number of days elapsed over a year of 360 days.

            "Rating Agency" shall mean, with respect to any outstanding Series or Class, each statistical rating agency selected by the Seller to rate the Notes of such Series or Class. Notwithstanding anything to the contrary in this Agreement, the term "Rating Agency" shall mean, whenever used in this Agreement, Moody's and Standard & Poor's; provided, however, that any notice required to be given to a Rating Agency pursuant to this Agreement shall also be given to Fitch, Inc. (together with its successors, "Fitch"), although Fitch shall not be deemed to be a Rating Agency for any purposes of this Agreement.

            "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

            "Ratings Effect" shall have the meaning specified in the Indenture.

            "Reassignment" shall have the meaning specified in Section 2.07(c).

            "Reassignment Amount" shall mean, with respect to any Payment Date, after giving effect to any deposits and distributions otherwise to be made on such Payment Date, the sum of (a) the Aggregate Series Nominal Liquidation Amount on such Payment Date and (b) accrued and unpaid interest on the Outstanding Dollar Principal Amount of all of the Notes through the day preceding such Payment Date.

            "Receivables" shall mean, with respect to an Account, all amounts shown on the Servicer's records as amounts payable by the related Dealer, from time to time in respect of advances made by DCFS to such Dealer or advances made by DaimlerChrysler to such Dealer and purchased by DCFS, in each case to finance the acquisition of Vehicles by such Dealer, together with the group of writings evidencing such amounts and the security interest created in connection therewith. Receivables which become Defaulted Receivables shall not be shown on the Servicer's records as amounts payable (and will cease to be included as Receivables) on the day on which they become Defaulted Receivables. Receivables which DCFS is unable to transfer to the Seller pursuant to the Receivables Purchase Agreement or which the Seller is, unable to transfer to the Trust as provided in Section 2.06(b) and Receivables which arise in Designated Accounts from and after the related Removal Commencement Date shall not be included in calculating the amount of Receivables. Notwithstanding anything to the contrary in this Agreement, Purchased Receivables and Fleet Receivables shall not be deemed to be Receivables for the purposes of this Agreement.

            "Receivables Purchase Agreement" shall mean the Second Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2004, between DCFS (as successor by merger to DCS) and DCWR, as amended and supplemented from time to time.

            "Recoveries" on any Determination Date shall mean all amounts received, including Insurance Proceeds, by the Servicer during the Collection Period immediately preceding such Determination Date with respect to Receivables which have previously become Defaulted Receivables.

            "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1506
(Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            "Related Documents" shall mean, collectively, the Receivables Purchase Agreement, the Subordinated Note, the Trust Agreement and the DCMOT Certificate.

            "Removal and Repurchase Date" shall have the meaning specified in
Section 2.07(c).

            "Removal and Repurchase Notice Date" shall have the meaning specified in Section 2.07(c).

            "Removal Commencement Date" shall have the meaning specified in
Section 2.07(b).

            "Removal Date" shall have the meaning specified in Section 2.07(b).

            "Removal Notice" shall have the meaning specified in Section
2.07(b).

            "Removed Account" shall have the meaning specified in Section 2.07(d), 2.07(f) or 2.08(c), as applicable.

            "Reportable Event" means, with respect to the Notes of any Series or Class, any event required to be reported on Form 8-K, including the following with respect to such Notes:

            (a) entry into a definitive agreement related to the Trust, such Notes or the Receivables, or an amendment to a related Transaction Document, even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB), it being understood that the event specified in this clause (a) shall not apply to a Person other than the Seller if the Seller is a party to such agreement;

            (b) termination of a related Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB), it being understood that the event specified in this clause (b) shall not apply to a Person other than the Seller if the Seller is a party to such agreement;

            (c) with respect to the Servicer only, the occurrence of a Service Default, an Early Redemption Event or an Event of Default;

            (d) the resignation, removal, replacement, substitution of the Indenture Trustee, the Owner Trustee or any co-trustee only as applicable to each party;

            (e) with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture; and

            (f) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership of the Seller, the Indenture Trustee, the Owner Trustee, any enhancement or support provider contemplated by
      Item 1114(b) or 1115 of Regulation AB, or other material party contemplated by Item 1101(d)(1) of Regulation AB.

            "Reporting Subcontractor" means with respect to a Person, any Subcontractor determined by such Person pursuant to Section 11.08 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

            "Repurchased Receivables Purchase Price" shall have the meaning specified in Section 2.07(c).

            "Required Participation Amount" shall mean, at any time of determination, an amount equal to (a) the sum of the amounts for each Series of Notes obtained by multiplying the

Required Participation Percentage for such Series by the Nominal Liquidation Amount of such Series of Notes at such time plus (b) the sum of the Overcollateralization Amounts for all outstanding Series of Notes on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date following such Determination Date).

            "Required Participation Percentage" shall mean, with respect to any Series, unless otherwise specified in the related Indenture Supplement, 103%; provided, however, that if either (a) the aggregate amount of Principal Receivables due from either AutoNation, Inc. and its affiliates or United Auto Group, Inc. and its affiliates at the close of business on the last day of any Collection Period with respect to which such determination is being made pursuant to Section 3.10 is greater than 4% of the Pool Balance on such last day or (b) the aggregate amount of Principal Receivables due from any other Dealer or group of affiliated Dealers at the close of business on the last day of any Collection Period with respect to which such determination is being made pursuant to Section 3.10 is greater than 1.5% of the Pool Balance on such last day, the Required Participation Percentage shall mean, as of such last day and with respect to such Collection Period and the immediately following Collection Period only, 104%; provided, further, that the Seller may, upon 10 days' prior notice to the Trustee and each Rating Agency and upon satisfaction of the Rating Agency Condition, reduce the Required Participation Percentage to a percentage which shall not be less than 100%.

            "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including usury laws and the Federal Truth in Lending Act).

            "Responsible Officer" shall mean: (i) with respect to the Servicer, a "Servicing Officer" (as defined herein); (ii) with respect to the Indenture Trustee, an "Indenture Trustee Authorized Officer" (as defined in the Indenture); and (iii) with respect to any other Person, an officer designated in an officer's certificate of such Person or other notice signed by an officer of such Person as authorized to act for such Person.

            "Secured Party" shall mean any "Secured Party" as defined in the Indenture. For the avoidance of doubt, unless otherwise specified in the Indenture or any Indenture Supplement, the Secured Parties under the Indenture shall be the Noteholders and the Enhancement Providers.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Seller" shall mean DCWR and its successors in interest to the extent permitted hereunder.

            "Seller's Certificates" shall mean, collectively, the DCMOT Certificate and any outstanding Supplemental Certificates. The Seller's Certificates shall, in the aggregate, evidence 100% of the Seller's Interest. As of the date of this Agreement, the DCMOT Certificate remains the sole Seller's Certificate.

            "Seller's Interest" shall have the meaning specified in Section
4.01.

            "Seller's Interest Collections" shall have the meaning specified in
Section 4.04(a).

            "Seller's Participation Amount" shall mean, at any time of determination, an amount equal to the Pool Balance at such time minus the Aggregate Series Nominal Liquidation Amount at such time.

            "Seller's Percentage" shall mean, with respect to any Collection Period, the percentage (not less than 0%) equal to 100% minus either (a) the sum of the "Series Floating Allocation Percentages" for all Series of Notes (as defined in the related Indenture Supplements) for such Collection Period, when used with respect to allocations of Interest Collections or (b) the sum of the "Series Principal Allocation Percentages" for all Series of Notes (as defined in the related Indenture Supplements) for such Collection Period, when used with respect to allocations of Principal Collections. For the avoidance of doubt, the Seller's Percentage with respect to allocations of Miscellaneous Payments shall be zero.

            "Seller's Principal Collections" shall have the meaning specified in
Section 4.04(b).

            "Series" shall mean any series of Notes.

            "Series 2002-CC Supplement" shall mean the Series 2002-CC Supplement, dated as of June 1, 2002, among DCWR, DCS and the CARCO Trust Trustee.

            "Series Account" shall mean any "Supplemental Account" as defined in the Indenture.

            "Series Allocation Percentage" shall mean, with respect to any Series of Notes, (a) the "Series Floating Allocation Percentage" for such Series of Notes (as defined in the related Indenture Supplement), when used with respect to allocations of Interest Collections and Defaulted Amounts to such Series and (b) the "Series Principal Allocation Percentage" for such Series of Notes (as defined in the related Indenture Supplement), when used with respect to allocations of Principal Collections to such Series, and (c) the "Series Miscellaneous Allocation Percentage" for such Series of Notes (as defined in the related Indenture Supplement), when used with respect to allocations of Miscellaneous Payments to such Series.

            "Series Cut-Off Date" shall mean, with respect to any Series, the date specified as such in the related Indenture Supplement.

            "Series Nominal Liquidation Amount" shall mean, with respect to any Series, unless otherwise specified in the related Indenture Supplement, an amount equal to the sum of the Nominal Liquidation Amount of the Notes of such Series plus the Overcollateralization Amount for such Series.

            "Service Default" shall have the meaning specified in Section 10.01.

            "Service Transfer" shall have the meaning specified in Section
10.01.

            "Servicer" shall initially mean DCFS, in its capacity as Servicer under this Agreement, and after any Service Transfer, the Successor Servicer.

            "Servicing Criteria" means the servicing criteria set forth in Item 1122(d) of Regulation AB.

            "Servicing Fee" shall have the meaning specified in Section 3.02(a).

            "Servicing Officer" shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trust and the Trustee by the Servicer as such list may from time to time be amended.

            "Shared Excess Available Principal Amount" shall mean, with respect to any Series, the amount specified as such in the related Indenture Supplement.

            "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc., or its successor.

            "Subcontractor" means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the asset-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or the Indenture Trustee, as the case may be.

            "Subordinated Note" shall mean the subordinated note of the Seller the form of which is attached hereto as Exhibit J.

            "Successor Servicer" shall have the meaning specified in Section 10.02(a).

            "Supplemental Certificate" shall mean any certificate issued by the Trust pursuant to Section 10.10 of the Trust Agreement.

            "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that, for Federal income and Michigan state income and single business tax purposes, (a) other than in the case of a Designated Affiliate Transfer, such action will not adversely affect the characterization of the Notes of any outstanding Series or Class as debt of DCWR (or, in the case of Section 7.04(b)(iv), following a Designated Affiliate Transfer, the Notes of all outstanding Series will be characterized as debt of the Designated Affiliate) and (b) such action will not cause or constitute a taxable event with respect to any Noteholders or the Trust.

            "Transaction Documents" shall mean this Agreement, the Receivables Purchase Agreement, the Trust Agreement, the Administration Agreement, the Indenture, the Indenture Supplements, and the underwriting, placement and/or purchase agreements with respect to the Notes, together with all such other documents and certificates delivered in connection herewith or therewith.

            "Transfer Date" shall have the meaning specified in Section 2.01(b).

            "Transfer Deposit Amount" shall mean, with respect to any Receivable reassigned or assigned to the Seller or the Servicer, as applicable, pursuant to
Section 2.04(c) or Section 3.03, the amounts specified in such Sections.

            "Trust" shall mean the DaimlerChrysler Master Owner Trust governed pursuant to the Trust Agreement.

            "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of December 16, 2004, between DCWR and the Owner Trustee, as amended and supplemented from time to time.

            "Trustee" shall mean The Bank of New York, a New York banking corporation, in its capacity as "Indenture Trustee" under the Indenture, and any successor thereto in such capacity under the Indenture.

            "Trust Termination Date" shall mean the date on which the Trust dissolves pursuant to Section 7.01 of the Trust Agreement.

            "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

            "Unallocated Principal Collections" shall have the meaning specified in Section 4.07.

            "US Auto" shall mean U.S. Auto Receivables Company, a Michigan corporation, and its successors in interest.

            "Used Vehicle" shall mean any Vehicle held for sale by a Dealer that is determined to be a "used" Vehicle in accordance with the Servicer's standard wholesale servicing practices.

            "Vehicle" shall mean an automobile or light-duty truck.

            "Vice President" when used with respect to the Seller, Servicer and DCFS shall mean any vice president whether or not designated by a number or word or words added before or after the title "vice president".

      SECTION 1.02 Other Definitional Provisions.

            (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Trust Agreement, the Indenture or, with respect to any Series, the related Indenture Supplement, as applicable.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; and the term "or" is not exclusive.

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

      SECTION 2.01 Conveyance of Receivables.

            (a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust on the Effective Date, in the case of the Existing Accounts, and on the applicable Addition Date, in the case of Additional Accounts, (i) all of its right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Initial Cut-Off Date, in the case of the Existing Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof and (ii) all of the Seller's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement (collectively, the "Purchased Assets"). For the avoidance of doubt, the parties hereto acknowledge and agree that the Receivables and related Collateral Security sold and assigned by the Seller on the Effective Date pursuant to this
Section 2.01(a) include all the Receivables and related Collateral Security originally sold and assigned by DCWR to the CARCO Trust on or prior to the Effective Date pursuant to the Pooling and Servicing Agreement, other than any such receivables and related collateral security that have been repurchased in accordance with the Pooling and Servicing Agreement, and the CARCO Trust has sold, transferred, assigned, set over and otherwise conveyed such Receivables and Collateral Security to the Trust on the Effective Date.

            (b) As of each Business Day prior to the earlier of (i) the occurrence of an Insolvency Event with respect to the Seller, the Servicer, DCFS or DaimlerChrysler and (ii) the Trust Termination Date, on which Receivables are created in the Accounts (a "Transfer Date"), the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust, all of its right, title and interest in, to and under the Receivables in each Account (other than any Receivables created in any Designated Account from and after the applicable Removal Commencement Date) and all Collateral Security with respect thereto owned by the Seller at the close of business on such Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof. Such property, together with the Collateral Security with respect thereto, shall collectively constitute part of the Collateral of the Trust that will be pledged by the Trust to the Trustee pursuant to the Indenture.

            (c) The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Trust, the Owner Trustee, the Trustee, any Agent, any Noteholder or any Enhancement Provider of any obligation of the Servicer, DCFS, the Seller, DaimlerChrysler or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

            (d) In connection with such sales, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "tangible chattel paper", "accounts" or "payment intangibles" (each as defined in Section 9-102 of the UCC as in effect in the relevant jurisdiction) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Trustee on or prior to the Effective Date, in the case of the Existing Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales.

            (e) In connection with such sales, the Seller further agrees, at its own expense, on or prior to the Effective Date, in the case of the Existing Accounts, the applicable Addition Date, in the case of Additional Accounts, and the applicable Removal Commencement Date, in the case of Removed Accounts, (x) to indicate in its computer files and to cause DCFS to indicate in its computer files as required by the Receivables Purchase Agreement, that the Receivables created in connection with the Accounts (other than Removed Accounts) have been sold, and the Collateral Security assigned, to the Seller in accordance with the Receivables Purchase Agreement, and sold to the Trust pursuant to this Agreement, and pledged by the Trust to the Trustee for the benefit of the Noteholders and the other Secured Parties pursuant to the Indenture and (y) to deliver to the Trust and the Trustee (or cause DCFS to do so) a computer file or microfiche or written list containing a true and complete list of all such Accounts (other than Removed Accounts) specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Existing Accounts, and the applicable Additional Cut-Off Date, in the case of Additional

Accounts, (i) its account number, (ii) the aggregate amount of Receivables outstanding in such Account and (iii) the aggregate amount of Principal Receivables in such Account. Such file, microfiche or list, as amended and/or supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement and the Indenture. The Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in Schedule 1 from time to time.

            (f) The parties hereto intend that the transfers of Purchased Assets effected by this Agreement be sales. Nevertheless, if such transfers are deemed to be transfers for security, then this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and the conveyance by the Seller provided for in this Agreement shall also be deemed to be and hereby is a grant by the Seller to the Trust of a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under such Purchased Assets. For tax purposes, the parties hereto intend that all transfers of Purchased Assets under this Agreement constitute transfers of such Purchased Assets as security for a loan.

      SECTION 2.02 Acceptance by the Trust; Payment for Conveyances.

            (a) The Trust hereby acknowledges its acceptance of all right, title and interest previously held by the Seller to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01 and declares that it shall hold such right, title and interest subject to the rights of the Indenture Trustee for the benefit of the Secured Parties as provided herein and in the Indenture. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Seller delivered to the Trust and the Trustee the computer file or microfiche or written list relating to the Existing Accounts described in Section 2.01(e).

            (b) In consideration for the property transferred by the Seller (or by the CARCO Trust Trustee on behalf of the Seller as provided in the Program Amendment Agreement) to the Trust on the Effective Date pursuant to Section 2.01(a), the Trust (i) shall cause the Indenture Trustee to deliver, on behalf of the Trust and the Seller, on the Effective Date the Collateral Certificate to the CARCO Trust Trustee for cancellation by the CARCO Trust Trustee and (ii) shall execute, and cause the Owner Trustee to authenticate and deliver to the order of the Seller on the Effective Date, the DCMOT Certificate pursuant to the Trust Agreement; it being understood that concurrently with such issuance and delivery of the DCMOT Certificate to the Seller, the Seller shall have delivered the CARCO Certificate to the CARCO Trust Trustee for cancellation by the CARCO Trust Trustee.

            (c) In consideration for the property transferred by the Seller to the Trust on each Addition Date pursuant to Section 2.01(a) and on each Transfer Date (other than the Effective Date) pursuant to Section 2.01(b), the Trust shall cause to be paid to the Seller all such funds available to be paid to the Seller in respect of the Seller's Interest, to the extent specifically permitted under this Agreement, the Indenture and the Indenture Supplements; it being understood that any excess of the aggregate principal balance of the Receivables transferred on an Addition Date or a Transfer Date (other than the Effective
Date) over the funds available to be paid to the Seller on such date shall result, to the extent provided in this Agreement, the

Indenture and the Indenture Supplements, in an increase of the Seller's Interest evidenced by the Seller's Certificates issued pursuant to the Trust Agreement.

      SECTION 2.03 Representations and Warranties of the Seller Relating to the Seller and this Agreement.

            The Seller hereby represents and warrants to the Trust as of the Effective Date and each subsequent Closing Date that:

            (a) Organization and Good Standing. The Seller is a limited liability company duly organized and validly existing and in good standing under the law of the State of Delaware and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

            (b) Due Qualification. The Seller is duly qualified to do business and, where necessary, is in good standing as a foreign company (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

            (c) Due Authorization. The execution and delivery of this Agreement and the Related Documents and the consummation of the transactions provided for or contemplated by this Agreement and the Related Documents, have been duly authorized by the Seller by all necessary action on the part of the Seller.

            (d) No Conflict. The execution and delivery of this Agreement and the Related Documents, the performance of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

            (e) No Violation. The execution and delivery of this Agreement and the Related Documents, the performance of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with or violate any material Requirements of Law applicable to the Seller.

            (f) No Proceedings. There are no proceedings or, to the best knowledge of the Seller, investigations pending or threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Related Documents,
(iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Related Documents, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Related Documents or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income, single business or franchise tax systems.

            (g) All Consents Required. All appraisals, authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement and the Related Documents, the performance of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms hereof and thereof, have been obtained.

            (h) Enforceability. This Agreement and the Related Documents each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            (i) Record of Accounts. As of the Effective Date, in the case of the Existing Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, and, as of the applicable Removal Commencement Date, in the case of Designated Accounts, Schedule 1 to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the Initial Cut-Off Date, the applicable Additional Cut-Off Date or the applicable Removal Commencement Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date, such applicable Additional Cut-Off Date or such Removal Commencement Date, as the case may be.

            (j) Valid Transfer. This Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of the Seller in the Receivables and the Collateral Security and the proceeds thereof and all of the Seller's rights, remedies, powers and privileges with respect to the Receivables under the Receivables Purchase Agreement and, upon the filing of the financing statements described in Section 2.01 with the Secretary of State of the State of Delaware and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected ownership interest in such property, subject to the rights of the Purchased Receivables Owners in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to Principal Receivables arising in the Partial Accounts), except for Liens permitted under the Receivables Purchase Agreement. Except as otherwise provided in this Agreement and except for Liens permitted under the Receivables Purchase Agreement or the other Transaction Documents, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Collateral of the Trust.

            The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Notes. Upon discovery by the Seller, the Servicer, the Trust, the Owner Trustee, any Agent or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties specified above, and to any Enhancement Providers.

            In the event of any breach of any of the representations and warranties set forth in this Section 2.03 having a material adverse effect on the interests of the Noteholders, then either the Trustee or the Holders of Notes evidencing not less than a majority of the aggregate Outstanding Dollar Principal Amount of all Notes, by notice then given in writing to the Seller (and to the Trustee, the Trust, any Enhancement Providers and the Servicer if given by the Noteholders), may direct the Seller to purchase the Noteholders' Interest within 60 days of such notice (or within such longer period as may be specified in such notice), and the Seller shall be obligated to make such purchase on a Payment Date occurring within such 60-day period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by the end of such 60-day period (or such longer period as may be specified), the representations and warranties set forth in this
Section 2.03 shall be satisfied in all material respects, and any material adverse effect on the Noteholders' Interest caused thereby shall have been cured. The Seller shall deposit in the Collection Account in immediately available funds on the Business Day preceding such Payment Date, in payment for such purchase of the Noteholders' Interest, the Reassignment Amount for such Payment Date.

            Notwithstanding anything to the contrary in this Agreement, such amounts deposited in the Collection Account shall be applied in accordance with
Section 706 of the Indenture and shall be allocated pro rata among the then-outstanding Series based on their respective Series Nominal Liquidation Amounts. If the Trustee or the Noteholders give notice directing the Seller to purchase the Noteholders' Interest as provided above, the obligation of the Seller to purchase the Noteholders' Interest pursuant to this Section 2.03 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.03 available to the Noteholders (or the Trustee on behalf of the Noteholders).

      SECTION 2.04 Representations and Warranties of the Seller Relating to the Receivables.

            (a) Representations and Warranties. The Seller hereby represents and warrants to the Trust that:

                  (i) Each Receivable and all Collateral Security existing on the Effective Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, has been conveyed to the Trust free and clear of any Lien, subject to the rights of the Purchased Receivables Owners in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to Principal Receivables arising in the Partial Accounts) and except for Liens permitted under the Receivables Purchase Agreement.

                  (ii) With respect to each Receivable and all Collateral Security existing on the Effective Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Collateral Security to the Trust have been duly obtained, effected or given and are in full force and effect.

                  (iii) On the Initial Cut-Off Date, the Effective Date and each subsequent Closing Date, each Existing Account is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and each subsequent Closing Date, each such Additional Account is an Eligible Account.

                  (iv) On the Effective Date, in the case of the Existing Accounts, and, in the case of the Additional Accounts, on the applicable Additional Cut-Off Date, and on each Transfer Date, each Receivable conveyed to the Trust on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Trust in accordance with Section 2.09.

            (b) Notice of Breach. The representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Notes. Upon discovery by the Seller, the Servicer, the Trust, the Owner Trustee, any Agent or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the other parties specified above, and to any Enhancement Providers.

            (c) Reassignment. In the event any representation or warranty under
Section 2.04(a) is not true and correct as of the date specified therein with respect to any Receivable or Account and such breach has a material adverse effect on the Noteholders' Interest in any such Receivable or Account, then, within 30 days (or such longer period as may be agreed to by the Trustee) of the earlier to occur of the discovery of any such event by the Seller or the Servicer, or receipt by the Seller or the Servicer of written notice of any such event given by the Trustee, any Agent or any Enhancement Providers, the Seller shall accept a reassignment of such Receivable or, in the case of such an untrue representation or warranty with respect to an Account, all Receivables in such Account, on the Determination Date immediately succeeding the day of such discovery or notice on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such reassignment shall be required to be made with respect to such Receivable if, by the end of such 30-day period (or such longer period as may be agreed to by the Trustee), the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured.

            The Seller shall accept a reassignment of each such Receivable by directing the Servicer to deduct, subject to the next sentence, the principal amount of such Receivables from the Pool Balance on or prior to the end of the Collection Period in which such reassignment obligation arises. If, following such deduction, the Pool Balance would be less than the Aggregate Series Nominal Liquidation Amount on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date following such Determination Date), then not later than 12:00 noon on the day on which such reassignment occurs, the Seller shall deposit in the Collection Account in immediately available funds the amount (the "Transfer Deposit Amount") by which the Pool Balance would be less than the Aggregate Series Nominal Liquidation Amount (up to the principal amount of such Receivables); provided that if the Transfer Deposit Amount is not deposited as required by this sentence, then the principal amounts of such Receivables shall only be deducted from the Pool Balance to the extent that the Pool Balance is not reduced below the Aggregate Series Nominal Liquidation Amount, and the Receivables the principal amounts of which have not been so deducted shall not be reassigned to the Seller and shall remain part of the Trust. Upon reassignment of any such Receivable, but only after payment by the Seller of the Transfer Deposit Amount, if any, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivable, all Collateral Security and all moneys due or to become due with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Seller to accept a reassignment of any such Receivable and to pay any related Transfer Deposit Amount shall constitute the sole remedy respecting the event giving rise to such obligation available to the Trust, the Noteholders (or the Trustee on behalf of the Noteholders).

      SECTION 2.05 Addition of Accounts.

            (a) If, as of the close of business on the last day of any Collection Period, (i) the Pool Balance on such day is less than the Required Participation Amount as of the following Payment Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment Date), or (ii) the result obtained by multiplying (x) the Seller's Participation Amount as of the following Payment Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment Date), by (y) the percentage equivalent of the portion of the Seller's Interest represented by the DCMOT Certificate, is less than 2% of the Pool Balance on such last day, then the Seller shall, within ten Business Days following the end of such Collection Period, designate and transfer to the Trust the Receivables (and the related Collateral Security) of additional Eligible Accounts of the Seller to be included as Accounts in a sufficient amount such that after giving effect to such addition (i) the Pool Balance as of the close of business on the Addition Date is at least equal to such Required Participation Amount or (ii) the result obtained by multiplying (x) such Seller's Participation Amount by (y) the percentage equivalent of the portion of the Seller's Interest represented by the DCMOT Certificate, is at least equal to 2% of such Pool Balance, as the case may be. The Seller shall satisfy the conditions specified in Section 2.05(d) in designating such Additional Accounts and conveying the related Receivables to the Trust. The failure of the Seller to transfer Receivables to the Trust as provided in this paragraph solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Agreement; provided, however, that any such failure will nevertheless result in the occurrence of an Early Redemption Event described in each Indenture Supplement, unless otherwise specified therein with respect to the related Series or Class.

            (b) The Seller may from time to time, at its sole discretion, subject to the conditions specified in paragraph (d) below, voluntarily designate additional Eligible Accounts (including Partial Accounts) to be included as Accounts and transfer to the Trust the Receivables (and the related Collateral Security) of such Additional Accounts.

            (c) Receivables and Collateral Security from such Additional Accounts shall be sold to the Trust effective on a date (the "Addition Date") specified in a written notice provided by the Seller (or the Servicer on its behalf) to the Trust, the Trustee, the Rating Agencies, any Agent and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the "Addition Notice") on or before the fifth Business Day but not more than the 30th day prior to the related Addition Date (the "Notice Date"). The Addition Notice shall also specify whether any such Additional Accounts are Partial Accounts.

            (d) The Seller shall be permitted to convey to the Trust the Receivables and all Collateral Security related thereto in any Additional Accounts designated by the Seller as such pursuant to Section 2.05(a) or (b) only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

                  (i) the Seller shall have provided the Trust, the Trustee, any Agent, the Rating Agencies and any Enhancement Providers with a timely Addition Notice;

                  (ii) such Additional Accounts shall all be Eligible Accounts;

                  (iii) the Seller shall have delivered to the Trust and the Trustee a duly executed written assignment (which shall be acknowledged and accepted by the Trustee) in substantially the form of Exhibit B (the "Assignment") and the computer file or microfiche or written list required to be delivered pursuant to Section 2.01;

                  (iv) the Seller shall, to the extent required by Section 4.03, have deposited in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date;

                  (v) (A) no selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or any Enhancement Providers were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, the Seller was neither insolvent nor will be made insolvent by such transfer, and the Seller is not aware of any pending insolvency;

                  (vi) the Rating Agency Condition shall have been satisfied with respect to such addition;

                  (vii) the addition of the Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Redemption Event;

                  (viii) the Seller shall have delivered to the Trust, the Trustee and any Enhancement Providers a certificate of a Vice President or more senior officer confirming (A) the items set forth in paragraphs (ii) through (vii) above and (B) that the Seller reasonably believes that the addition of the Receivables arising in such Additional Accounts will not result in the occurrence of an Early Redemption Event; and

                  (ix) on or before each Addition Date, the Seller shall have delivered to the Trust, the Trustee and any Enhancement Providers (A) an Opinion of Counsel with respect to the Receivables in the Additional Accounts substantially in the form of Exhibit G-2 and (B) except in the case of an addition required by Section 2.05(a), a Tax Opinion with respect to such addition.

            (e) The Seller hereby represents and warrants as of the applicable Addition Date as to the matters set forth in Section 2.05(d)(v). Upon discovery by the Seller, the Servicer, the Trust, the Owner Trustee, any Agent or the Trustee of a breach of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other parties specified above, and to any Enhancement Providers.

            (f) Unless otherwise agreed to by the Rating Agencies, notwithstanding anything to the contrary in this Agreement, the Seller may from time to time, at its discretion, and subject only to the limitations specified in this paragraph, designate Additional Accounts to be added to the Trust. (Additional Accounts designated to be added to the Trust in accordance with the provisions of this Section 2.05(f) are referred to herein as "Automatic Additional Accounts".) On the Addition Date with respect to any Automatic Additional Accounts, the Trust shall purchase the Receivables in such Automatic Additional Accounts (and such Automatic Additional Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions:

                  (i) such Automatic Additional Accounts shall be Eligible Accounts;

                  (ii) the Seller shall, to the extent required by Section 4.03, have deposited in the Collection Account all Collections with respect to such Automatic Additional Accounts since the Additional Cut-Off Date;

                  (iii) no selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or any Enhancement Providers were used in selecting such Automatic Additional Accounts;

                  (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to DCFS or the Seller shall have occurred nor shall the transfer of the Receivables arising in the Automatic Additional Accounts to the Trust have been made in contemplation of the occurrence thereof;

                  (v) the addition of the Receivables arising in the Automatic Additional Accounts shall not cause an Early Redemption Event or any event that, after the giving of notice or the lapse of time, would constitute an Early Redemption Event to occur with respect to any Series;

                  (vi) on or before each Addition Date with respect to Automatic Additional Accounts, the Seller shall have delivered to the Trust, the Trustee and the Rating Agencies (A) an Opinion of Counsel with respect to the Receivables in the Automatic Additional Accounts substantially in the form of Exhibit G-2 to this Agreement and (B) a Tax Opinion with respect to such addition;

                  (vii) within ten Business Days of the date on which any such Receivables are added to the Trust, the Seller shall have delivered to the Trust and the Trustee a written assignment and a computer file or a microfiche list containing a true and complete list of the related Automatic Additional Accounts specifying for each such Account its account number, the collection status, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account; and

                  (viii) the Seller shall have delivered to the Trust and the Trustee an Officers' Certificate of the Seller, dated the Addition Date, to the effect that conditions (i) through (v) and (vii) above have been satisfied.

            The Seller hereby represents and warrants to the Trust as of the related Addition Date as to the matters relating to it set forth in paragraphs
(iii) and (iv) above and that the file or list described below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

            In connection with the designation of Automatic Additional Accounts to be added to the Trust, the Seller shall deliver to the Trust and the Trustee
(i) the computer file or microfiche list required to be delivered pursuant to
Section 2.01 with respect to such Automatic Additional Accounts and (ii) a duly executed written Assignment (which shall be acknowledged and accepted by the Trustee), substantially in the form of Exhibit B to this Agreement.

            Unless each Rating Agency otherwise consents, the number of Automatic Additional Accounts added to the Trust with respect to any of the three consecutive Collection Periods beginning in January, April, July and October of each calendar year shall not exceed 8% of the number of Accounts as of the first day of the calendar year during which such Collection Periods commence and the number of Automatic Additional Accounts designated during any such calendar year shall not exceed 20% of the number of Accounts as of the first day of such calendar year. On or before the first business day of each Collection Period beginning in January, April, July and October of each calendar year, the Seller shall have requested and obtained notification from each Rating Agency of any limitations to the right of the Seller to designate Eligible Accounts as Automatic Additional Accounts during any period which includes such Collection Period. To the extent that Automatic Additional Accounts have been added to the Trust during the three consecutive Collection Periods ending in the calendar month prior to such date, on or before January 31, April 30, July 31, October 31 of each calendar year, the Trustee shall have received confirmation from each Rating Agency that the addition of all Automatic Additional Accounts included as Accounts during the three consecutive Collection Periods ending in the calendar month prior to such date shall not have resulted in any applicable Rating Agency reducing or withdrawing its rating of any outstanding Series or Class of Notes. If such Rating Agency confirmation with respect to any Automatic Additional Accounts is not so received, such Automatic Additional Accounts will be removed from the Trust.

      SECTION 2.06 Covenants of the Seller.

            The Seller hereby covenants that:

            (a) No Liens. Except for the conveyances hereunder, or as provided in Section 10.10 of the Trust Agreement with respect to Supplemental Certificates, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or (subject to the rights of the Purchased Receivables Owners with respect to the Collateral Security arising in the Partial Accounts (other than the Vehicles relating to any Principal Receivables) and except as permitted under the Receivables Purchase Agreement or the other Transaction Documents) suffer to exist any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, or the Seller's rights, remedies, powers or privileges with respect to the Receivables under the Receivables Purchase Agreement, or the Seller's Interest or the Seller's Certificates and the Seller shall defend the right, title and interest of the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, and such rights, remedies, powers and privileges, against all claims of third parties claiming through or under the Seller.

            (b) Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Trust, then the Seller agrees that it shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of this Agreement; provided, however, that, in the case of Partial Accounts, Collections of Principal Receivables shall be allocated to the Principal Receivables to which such Collections relate. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.

            (c) Delivery of Collections. In the event that the Seller, DCFS or any Affiliate thereof receives payments in respect of Receivables, the Seller and DCFS agree to pay or cause to be paid to the Servicer or any Successor Servicer all payments received thereby in respect of the Receivables as soon as practicable after receipt thereof, but in no event later than two Business Days after the receipt by the Seller, DCFS or any Affiliate thereof.

            (d) Notice of Liens. The Seller shall notify the Trust and the Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder.

            (e) Compliance with Law. The Seller hereby agrees to comply in all material respects with all Requirements of Law applicable to the Seller.

            (f) Activities of the Seller. The Seller will not engage in any business or activity of any kind or enter into any transaction other than (x) the businesses, activities and transactions contemplated and authorized by this Agreement or the Related Documents or (y) the business of acquiring, selling or financing wholesale and retail receivables and related activities and transactions (such businesses, activities and transactions, collectively, "Permitted Transactions").

            (g) Indebtedness. The Seller will not create, incur or assume any indebtedness or issue any securities or sell or transfer any receivables to a trust or other Person which issues securities in respect of any such receivables, unless (i) any such indebtedness or securities have no recourse to any assets of the Seller other than the specified assets to which such indebtedness or securities relate and (ii) the Rating Agency Condition shall have been satisfied in connection therewith prior to the incurrence or issuance thereof.

            (h) Guarantees. The Seller will not become or remain liable, directly or contingently, in connection with any indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or purchase, agreement to supply or advance funds, or otherwise, except in connection with Permitted Transactions and unless the Rating Agency Condition shall have been satisfied with respect thereto.

            (i) Investments. The Seller will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate, unless prior thereto the Rating Agency Condition shall have been satisfied with respect thereto; provided, however, that the Seller shall not be prohibited under this Section 2.06(i) from declaring or paying any dividends in respect of its common stock.

            (j) Stock; Merger. The Seller will not (i) sell any shares of any class of its capital stock or membership interests, as applicable, to any Person (other than DCFS and its Affiliates), or enter into any transaction of merger or consolidation unless (A) the surviving Person of such merger or consolidation assumes all of the Seller's obligations under this Agreement, (B) the Seller shall have given the Rating Agencies at least 10 days' prior notice and the Rating Agency Condition shall have been satisfied with respect to such transaction and (C) such merger or consolidation does not conflict with any provisions of the certificate of incorporation or other governing document of the Seller, or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person, or (iv) otherwise make (or suffer) any material change in the organization of or method of conducting its business.

            (k) Agreements. The Seller will not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Related Documents and any document relating to a Permitted Transaction, or amend or modify its certificate of incorporation or other governing document or cancel, terminate, amend, supplement, modify or waive any of the provisions of the Receivables Purchase Agreement or any of the other Related Documents or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver unless, in any such case, the Rating Agency Condition shall have been satisfied with respect thereto.

      SECTION 2.07 Removal of Eligible Accounts.

            (a) On each Determination Date the Seller shall have the right to remove Accounts from the Trust in the manner prescribed in Section 2.07(b). In addition, on each Determination Date the Seller shall have the right to remove Accounts from the Trust and, in connection therewith, repurchase the then-existing Receivables in such Accounts, in the manner prescribed in Section 2.07(c). In addition, on each Determination Date the Seller shall have the right to remove DTS Accounts in the manner prescribed in Section 2.07(f). None of the Receivables that have been removed from the Trust shall be sold or otherwise transferred to DCFS, and DCFS agrees that, notwithstanding anything to the contrary in the Receivables Purchase Agreement, it will not purchase or otherwise acquire such Receivables. For the avoidance of doubt, the Seller shall not remove Accounts from the Trust more often than once a month.

            (b) To remove Accounts, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                  (i) not less than five Business Days prior to the Removal Commencement Date, furnish to the Trust, the Trustee, any Agent, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of the Receivables of one or more Accounts will commence (a "Removal Commencement Date") and the Accounts the future generated Receivables of which are to be removed from the Trust (the "Designated Accounts");

                  (ii) determine on the Removal Commencement Date with respect to such Designated Accounts the aggregate balance of Principal Receivables in respect of each such Designated Account (the "Designated Balance") and amend Schedule 1 by delivering to the Trust and the Trustee a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the Designated Balance;

                  (iii) from and after such Removal Commencement Date, cease to transfer to the Trust any and all Receivables arising in such Designated Accounts;

                  (iv) from and after such Removal Commencement Date, allocate all Collections of Principal Receivables in respect of each such Designated Account, first to the oldest outstanding principal balance of such Designated Account, until the Determination Date on which the Designated Balance with respect to such Designated Account is reduced to zero (the "Removal Date");

                  (v) on each Business Day from and after such Removal Commencement Date to and until the related Removal Date, allocate (A) to the Trust (to be further allocated pursuant to the terms of this Agreement), Defaulted Receivables and Collections of Non-Principal Receivables in respect of each Designated Account, based on the ratio of the aggregate amount of Principal Receivables in all Designated Accounts sold to the Trust on such Business Day to the total aggregate amount of Principal Receivables in all such Designated Accounts on such Business Day and (B) to the Seller, the remainder of the Defaulted Receivables and Collections of Non-Principal Receivables in all such Designated Accounts on such Business Day;

                  (vi) represent and warrant that the removal of any such Eligible Account on any Removal Date shall not, in the reasonable belief of the Seller, cause an Early Redemption Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

                  (vii) represent and warrant that no selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or any Enhancement Providers were utilized in selecting the Designated Accounts and that the selection procedures were applied so as to randomly select the Designated Accounts from the entire population of Accounts;

                  (viii) represent and warrant as of the Removal Date that the list of Removed Accounts delivered pursuant to clause (ii) above, as of the Removal Commencement Date, is true and complete in all material respects;

                  (ix) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                  (x) deliver to the Trust, the Trustee, each Rating Agency, any Agent and any Enhancement Providers a Tax Opinion, dated the Removal Commencement Date, with respect to such removal; and

                  (xi) on or before the related Removal Commencement Date, deliver to the Trust, the Trustee, any Agent and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (vi) through (ix) above and confirming that the Seller reasonably believes that the removal of the Removed Accounts will not result in the occurrence of an Early Redemption Event; the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

            No Designated Accounts shall be so removed if such removal will result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency.

            (c) To remove Accounts and repurchase the then-existing Receivables in such Accounts, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                  (i) not less than five Business Days prior to the Removal and Repurchase Date (the "Removal and Repurchase Notice Date"), furnish to the Trust, the Trustee, any Agent, any Enhancement Providers and the Rating Agencies a Removal Notice specifying the Designated Accounts which are to be removed, and the then-existing Receivables in such Designated Accounts (the "Designated Receivables") which are to be repurchased, from the Trust and the Determination Date (which may be the Determination Date on which such notice is given) on which the removal of such Designated Accounts and the repurchase of such Designated Receivables will occur (a "Removal and Repurchase Date");

                  (ii) on the Removal and Repurchase Date with respect to such Designated Accounts, amend Schedule 1 by delivering to the Trust and the Trustee a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal and Repurchase Notice Date, its account number and the aggregate amount of Receivables outstanding in such Account;

                  (iii) on the Removal and Repurchase Date, deposit into the Collection Account funds in an amount equal to the aggregate outstanding balance of the Repurchased Receivables on such date (the "Repurchased Receivables Purchase Price"), which funds, notwithstanding anything in this Agreement to the contrary, will not be released from the Collection Account other than pursuant to Section 4.05 of this Agreement;

                  (iv) represent and warrant that the removal of any such Eligible Account and the repurchase of the Receivables then-existing in such Account on any Removal and Repurchase Date shall not, in the reasonable belief of the Seller, cause an Early Redemption Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

                  (v) represent and warrant that no selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or any Enhancement Providers were utilized in selecting the Designated Accounts; further, represent and warrant that the selection procedures were applied so as to randomly select the Designated Accounts from the entire population of Accounts;

                  (vi) represent and warrant as of the Removal and Repurchase Date that the list of Removed Accounts delivered pursuant to clause (ii) above, as of the Removal and Repurchase Date, is true and complete in all material respects;

                  (vii) represent and warrant that such removal and repurchase will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                  (viii) deliver to the Trust, the Trustee, each Rating Agency, any Agent and any Enhancement Providers a Tax Opinion, dated the Removal and Repurchase Date, with respect to such removal and repurchase; and

                  (ix) on or before the related Removal and Repurchase Date, deliver to the Trust, the Trustee, any Agent and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (iv) through (vii) above and confirming that the Seller reasonably believes that the removal of the Removed Accounts and the repurchase of the Repurchased Receivables will not result in the occurrence of an Early Redemption Event; the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

            No Designated Accounts shall be so removed and no Designated Receivables shall be so repurchased unless each Rating Agency shall have notified the Seller, the Servicer, the Trust and the Trustee in writing that such removal and repurchase will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by such Rating Agency.

            (d) In the case of any removal of a Designated Account pursuant to
Section 2.07(b), subject to such Section 2.07(b), on the Removal Date with respect to any such Designated Account, the Seller shall cease to allocate any Collections therefrom in accordance with Section 2.07(b) and such Designated Account shall be deemed removed from the Trust for all purposes (a "Removed Account"). Within five Business Days after the Removal Date, the Trust and the Trustee shall deliver to the Seller a reassignment in substantially the form of Exhibit H (the "Reassignment"), together with appropriate UCC financing statements.

            (e) In the case of any removal of Designated Accounts and repurchase of Designated Receivables pursuant to Section 2.07(c), subject to such Section 2.07(c), on the Removal and Repurchase Date with respect to any such Designated Account and Designated Receivables, such Designated Account shall be deemed removed, and such Designated Receivables ("Repurchased Receivables") shall be deemed repurchased, from the Trust for all purposes and the Trustee shall, without further action, be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, effective as of the Removal and Repurchase Date, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Repurchased Receivables, all moneys due and to become due and all amounts received with respect thereto and all proceeds thereof. Within five Business Days after the Removal and Repurchase Date, the Trust and the Trustee shall execute and deliver (but shall have no duty to prepare) to the Seller a Reassignment, together with appropriate UCC financing statements.

            (f) To remove Accounts in respect of which the related Dealer is in Dealer Trouble Status (each, a "DTS Account"), the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                  (i) determine on the Business Day on which each such Dealer is placed in Dealer Trouble Status (the "DTS Removal Commencement Date") the aggregate balance of Principal Receivables in each such DTS Account (the "DTS Designated Balance") and amend Schedule 1 by delivering to the Trust and the Trustee a computer file or microfiche or written list containing for each such DTS Account, as of the DTS Removal Commencement Date for such Account, its account number, the aggregate amount of Receivables outstanding in such DTS Account and the DTS Designated Balance;

                  (ii) from and after such DTS Removal Commencement Date, cease to transfer to the Trust any and all Receivables arising in such DTS Account;

                  (iii) from and after each such DTS Removal Commencement Date, allocate all Collections of Principal Receivables in respect of each such DTS Account, first, to the oldest outstanding principal balance of such DTS Account, until the Determination Date on which the DTS Balance with respect to such Designated Account is reduced to zero (the "DTS Removal Date");

                  (iv) on each Business Day from and after such DTS Removal Commencement Date to and until the related DTS Removal Date, allocate (A) to the Trust (to be further allocated pursuant to the terms of this Agreement), Defaulted Receivables and Collections of Non-Principal Receivables in respect of each DTS Account, based on the ratio of the aggregate amount of Principal Receivables in all DTS Accounts sold to the Trust on such Business Day to the total aggregate amount of Principal Receivables in all such DTS Accounts on such Business Day and (B) to the Seller, the remainder of the Defaulted Receivables and Collections of Non-Principal Receivables in all such Designated Accounts on such Business Day;

                  (v) represent and warrant as of the DTS Removal Date that the DTS Accounts specified in clause (i) above and the DTS Designated Balances of such DTS Accounts, as of the DTS Removal Commencement Date, is true and complete in all material respects;

                  (vi) the Seller shall have delivered to the Trust, the Trustee, each Rating Agency and any Enhancement Providers an Officers' Certificate, dated the Automatic Removal Date, to the effect that the Seller reasonably believes that such removal will not cause an Early Redemption Event to occur with respect to any Series; and

                  (vii) deliver to the Trust, the Trustee, each Rating Agency, any Agent and any Enhancement Providers a Tax Opinion, dated the DTS Removal Commencement Date, with respect to such removal.

            In the case of any removal of a DTS Account, on the DTS Removal Date with respect to any such DTS Account, the Seller shall cease to allocate any Collections therefrom in accordance with this Section 2.07(f) and such DTS Account shall be deemed removed from the Trust for all purposes (also a "Removed Account"). Within five Business Days after the DTS Removal Date, the Trust and the Trustee shall execute and deliver (but shall have no duty to prepare) to the Seller a Reassignment, together with appropriate UCC financing statements.

            (g) Notwithstanding anything in this Agreement to the contrary, the Seller shall have the right to require the reassignment to it of all the Trust's right, title and interest in, to and under the Receivables then-existing and thereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof in or with respect to the Accounts ("Automatic Removed Accounts") designated by the Seller, upon satisfaction of the following conditions:

                  (i) on or before the fifth Business Day immediately preceding the date upon which such Accounts are to be removed, the Seller shall have given the Trust, the

      Trustee, each Enhancement Provider and the Rating Agencies a Removal Notice specifying the date for removal of the Automatic Removed Accounts (the "Automatic Removal Date");

                  (ii) on or prior to the date that is five Business Days after the Automatic Removal Date, the Seller shall have delivered to the Trust and the Trustee a computer file or microfiche or written list containing a true and complete list of the Automatic Removed Accounts specifying for each such Account, as of the removal notice date, its account number and the aggregate amount of Receivables outstanding in such Account;

                  (iii) the Seller shall have represented and warranted as of each Automatic Removal Date that the list of Automatic Removed Accounts delivered pursuant to clause (ii) above, as of the Automatic Removal Date, is true and complete in all material respects and that the selection procedures for selecting the Automatic Removed Accounts were applied so as to randomly select the Automatic Removed Accounts from the entire population of Accounts;

                  (iv) the Trustee shall have received confirmation from each Rating Agency that such removal will not result in a reduction or withdrawal of such Rating Agency's rating of any outstanding Series or Class of Certificates;

                  (v) the Seller shall have delivered to the Trust, the Trustee, each Rating Agency and any Enhancement Providers an Officers' Certificate, dated the Automatic Removal Date, to the effect that the Seller reasonably believes that such removal will not cause an Early Redemption Event to occur with respect to any Series or cause the Pool Balance to be less than the Required Participation Amount; and

                  (vi) the Seller shall have delivered to the Trust, the Trustee, each Rating Agency and any Enhancement Providers a Tax Opinion, dated the Automatic Removal Date, with respect to such removal.

Notwithstanding the foregoing provisions, the conditions specified in (i) that relate to Enhancement Providers and Rating Agencies and the conditions specified in (iv), (v) and (vi) above will not be required if all of the Accounts to be removed have been liquidated and have zero balances. For the avoidance of doubt, the Seller shall not remove Accounts from the Trust more than once a month.

            Upon satisfaction of the above conditions, on the Automatic Removal Date all the right, title and interest of the Trust in and to the Receivables arising in the Automatic Removed Accounts, all monies due and to become due and all amounts received with respect thereto and all proceeds thereof shall be deemed removed from the Trust for all purposes and shall be a Removed Account.

      SECTION 2.08 Removal of Ineligible Accounts.

            (a) On any date on which an Account becomes an Ineligible Account (which date shall be deemed to be the Removal Commencement Date) the Seller shall commence removal of the Receivables of such Ineligible Account in the manner prescribed in Section 2.08(b).

            (b) With respect to each Account that becomes an Ineligible Account, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                  (i) furnish to the Trust, the Trustee, any Agent and any Enhancement Providers a Removal Notice specifying the Removal Commencement Date and the Ineligible Accounts to be treated as Designated Accounts;

                  (ii) determine on the Removal Commencement Date with respect to such Designated Accounts the Designated Balance with respect to each such Designated Account and amend Schedule 1 by delivering to the Trust and the Trustee a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the Designated Balance;

                  (iii) from and after such Removal Commencement Date, cease to transfer to the Trust any and all Receivables arising in such Designated Accounts;

                  (iv) from and after such Removal Commencement Date, allocate Collections of Principal Receivables in respect of each Designated Account, first to the oldest outstanding principal balance of such Designated Account, until the Removal Date with respect thereto; and

                  (v) on each Business Day from and after such Removal Commencement Date to and until the related Removal Date, allocate (A) to the Trust (to be further allocated pursuant to the terms of this Agreement), Defaulted Receivables and Collections of Non-Principal Receivables in respect of each Designated Account, based on the ratio of the aggregate amount of Principal Receivables in all Designated Accounts sold to the Trust on such Business Day to the total aggregate amount of Principal Receivables in all such Designated Accounts on such Business Day and (B) to the Seller, the remainder of the Defaulted Receivables and Collections of Non-Principal Receivables in all such Designated Accounts on such Business Day.

            (c) Subject to Section 2.07(b), on the Removal Date with respect to any such Designated Account, the Seller shall cease to allocate any Collections therefrom in accordance with Section 2.07(b) and such Designated Account shall be deemed removed from the Trust for all purposes (a "Removed Account"). After the Removal Date and upon the written request of the Servicer, the Trust and the Trustee shall deliver to the Seller a reassignment in substantially the form of Exhibit H (the "Reassignment").

      SECTION 2.09 Sale of Ineligible Receivables.

            The Seller shall sell to the Trust on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables; provided that (a) on the Initial

Cut-Off Date or, in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account and (b) the "Incremental Overcollateralization Amount" with respect to each Series or Class of Notes is adjusted in accordance with the definition thereof set forth in the related Indenture Supplement.

      SECTION 2.10 Representations and Warranties as to the Trust's Security Interest in the Receivables.

            The Seller makes the following representations and warranties to the Trust as of the Effective Date and each Transfer Date:

            (a) Except as may be expressly permitted herein or in the other Transaction Documents, this Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens and is enforceable as such against creditors of and purchasers from the Seller.

            (b) The Receivables constitute "tangible chattel paper", "accounts" or "payment intangibles" within the meaning of Article 9 of the UCC.

            (c) The Seller has taken all necessary steps to perfect its security interest (if any) against account debtors on the Receivables in any property securing the Receivables.

            (d) The Seller owns and has good and marketable title to the Receivables free and clear of any Lien of any Person, except as permitted under the Receivables Purchase Agreement.

            (e) The Seller has caused or will have caused, within ten days after the date of execution of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Trust hereunder.

            (f) Other than the security interest granted to the Trust pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

            (g) The Servicer as custodian for the Trust has in its possession all original copies of the contracts that constitute or evidence the Receivables, and will hold all such contracts for the benefit of the Trustee. The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust. All financing statements filed or to be filed against the Seller in favor of the Trust in connection herewith and describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party".

            (h) The Seller has received all consents and approvals (if any) required by the terms of the Receivables to the sale of the Receivables hereunder to the Trust.

            The representations and warranties set forth in this Section 2.10 shall survive the termination of this Agreement and the issuance of the Notes. The representations and warranties set forth in this Section 2.10 may not be waived or amended except upon satisfaction of the Rating Agency Condition. The Seller covenants and agrees to take such actions as are necessary to maintain the first priority perfected security interest of the Trust in the Receivables.

                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

      SECTION 3.01 Acceptance of Appointment and Other Matters Relating to the Servicer.

            (a) The Servicer shall service and administer the Receivables, shall collect payments due under the Receivables and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing wholesale receivables comparable to the Receivables which the Servicer services for its own account and in accordance with the Floorplan Financing Guidelines. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Trustee on account of the occurrence of a Service Default pursuant to Section 10.01, (i) to instruct the Trustee to make withdrawals and payments from the Collection Account, the Excess Funding Account and any Series Account as set forth in this Agreement, the Indenture or any Indenture Supplement, (ii) to instruct the Trustee to take any action required or permitted under any Enhancement Agreement, (iii) to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables, (iv) to make any filings, reports, notices, applications, registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any State securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or State securities laws or reporting requirement, and
(v) to delegate certain of its servicing, collection, enforcement and administrative duties hereunder with respect to the Accounts and the Receivables to any Person who agrees to conduct such duties in accordance with the Floorplan Financing Guidelines and this Agreement; provided, however, that the Servicer shall notify the Trust, the Trustee, the Rating Agencies, any Agent and any Enhancement Providers in writing of any such delegation of its duties which is not in the ordinary course of its business, that no delegation will relieve the Servicer of its liability and responsibility with respect to such duties and that the Rating Agency Condition shall have been satisfied with respect to any such delegation. The Trustee or the Owner Trustee, on behalf of the Trust, shall furnish the Servicer, at its written request therefor, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

            (b) In the event that the Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including by reason of an Insolvency Event occurring with respect to the Seller, the Servicer, DCFS or DaimlerChrysler, or any court of competent jurisdiction ordering that the Seller not transfer any additional Principal Receivables to the Trust) then, in any such event, the Servicer agrees (i) to give prompt written notice thereof to the Trust, the Trustee, any Enhancement Providers, any Agent and each Rating Agency and (ii) that it shall in any such event allocate after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account, subject to the proviso set forth in Section 2.06(b), and to have such payments applied as Collections in accordance with Sections
4.03 and 4.04. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the corpus of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.

            (c) The Servicer shall not, and any Successor Servicer shall not be obligated to, use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other wholesale receivables.

            (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Floorplan Financing Agreements relating to the Accounts and the Floorplan Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust, the Noteholders or any Enhancement Providers. Subject to compliance with all Requirements of Law, the Servicer (or DCFS) may change the terms and provisions of the Floorplan Financing Agreements or the Floorplan Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge assessed thereon), only if (i) as a result of such change, in the reasonable judgment of the Servicer no Early Redemption Event will occur at any time and none of the Enhancement Providers, if any, or the Noteholders shall be adversely affected, (ii) such change is made applicable to the comparable segment of wholesale accounts owned or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts which are the subject of such change and (iii) in the case of a reduction in the rate of such finance charges, the Servicer (or DCFS) does not reasonably expect any such reduction to result in the Net Receivables Rate for any Collection Period being less than the weighted average of the sum of the "Note Interest Rates" and the applicable rate used to calculate the Aggregate Series Servicing Fee for all outstanding Series for the related "Interest Period" (each such term as defined in the related Indenture Supplement).

            (e) On behalf of the Trust (to the extent of the Trust's interest therein), the Servicer hereby agrees that it holds in trust any document in its possession evidencing or securing a Receivable and necessary for its servicing thereof pursuant to this Agreement. The

Servicer acknowledges that it holds any documents relating to the Receivables in its possession as agent and bailee and custodian for the use and benefit of the Trust and the Trustee.

      SECTION 3.02 Servicing Compensation.

            (a) As full compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive the Servicing Fee on each Payment Date on or prior to the Trust Termination Date payable in arrears. The "Servicing Fee" payable to the Servicer on each Payment Date in respect of any Collection Period shall equal the product of (a) the Monthly Servicing Fee Rate and (b) the Pool Balance as of the last day of the Collection Period second preceding such Payment Date. A portion of the Servicing Fee shall be allocated to each Series of Notes in accordance with the related Indenture Supplement. The portion of the Servicing Fee so allocated to any Series of Notes shall be paid in accordance with the related Indenture Supplement only to the extent of funds available for such payment pursuant to such Indenture Supplement. The sum of the portions of the Servicing Fee allocable to all Series of Notes is referred to as the "Aggregate Series Servicing Fee". The remainder of the Servicing Fee that is not otherwise allocated to any Series of Notes shall be paid by the Seller and in no event shall the Trust, the Trustee or the Noteholders be liable for the share of the Servicing Fee to be paid by the Seller.

            (b) The Servicer's expenses include the amounts due to the Trustee pursuant to Section 807 of the Indenture and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Noteholders. The Servicer shall be required to pay such expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing Fee. The Servicer will be solely responsible for all fees and expenses incurred by or on behalf of the Servicer in connection herewith and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Collateral of the Trust (other than the Servicing Fee).

            (c) The Servicer will be permitted, in its sole discretion, to waive all or any portion of the Servicing Fee for any Payment Date by notice to the Trustee on or before the related Determination Date; provided that the Servicer believes that sufficient Collections of Non-Principal Receivables will be available on any future Payment Date to pay the Aggregate Series Servicing Fee relating to the waived Servicing Fee. If the Servicer so waives all or any portion of the Servicing Fee for any Payment Date, the Servicing Fee and the Aggregate Series Servicing Fee for such Payment Date shall be deemed to be reduced by the amount so waived for all purposes of this Agreement, the Indenture and the Indenture Supplements; provided, however, that such Aggregate Series Servicing Fee shall be paid on a future Payment Date solely to the extent amounts are available therefor pursuant to the Indenture Supplements; provided, further, that, to the extent any such waived Aggregate Series Servicing Fee is so paid, the related portion of the Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.

      SECTION 3.03 Representations, Warranties and Covenants of the Servicer.

            (a) DCFS, as Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, on the Effective Date and each subsequent Closing Date (and on the date of any such appointment) the following representations, warranties and covenants:

                  (i) Organization and Good Standing. Such party is a limited liability company duly organized, validly existing and in good standing under the applicable laws of the state of its formation and has, in all material respects, full corporate power, authority and legal rights to own its properties and conduct its wholesale receivable servicing business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (ii) Due Qualification. Such party is duly qualified to do business and is in good standing as a foreign limited liability company (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

                  (iii) Due Authorization. The execution, delivery, and performance of this Agreement has been duly authorized by such party by all necessary corporate action on the part thereof.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (v) No Violation. The execution and delivery of this Agreement by such party, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to such party will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to such party or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it is bound.

                  (vi) No Proceedings. There are no proceedings or, to the best knowledge of such party, investigations, pending or threatened against such party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

                  (vii) Compliance with Requirements of Law. Such party shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Accounts, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and the Accounts and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Accounts the failure to comply with which would have a material adverse effect on the interests of the Trust, the Noteholders or any Enhancement Providers.

                  (viii) No Rescission or Cancellation. Such party shall not permit any rescission or cancellation of a Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (ix) Protection of Secured Parties' Rights. Such party shall take no action, nor omit to take any action, which would impair the rights of the Trust, the Noteholders or any Enhancement Providers in the Receivables nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Floorplan Financing Guidelines.

                  (x) Servicer Concentration Account. The Servicer maintains deposit accounts (collectively, the "Concentration Account") into which it shall deposit all amounts paid by the Dealers under Floorplan Financing Agreements. The Servicer agrees (i) that it will not change this method of collection without the prior written consent of any Enhancement Providers and any Agents; (ii) with respect to amounts deposited into the Concentration Account in respect of a particular day, that it will not transfer such amounts from the Concentration Account until the Servicer has posted all Collections in respect of the Receivables for such day and
      (iii) concurrently with the transfer of amounts from the Concentration Account in respect of a particular day, the Servicer will make the deposits and transfers required by the terms of this Agreement for such day.

                  (xi) Negative Pledge. Except for the conveyance hereunder to the Trust and the Liens permitted under the Transaction Documents, the Servicer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable sold and assigned to the Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the rights, title and interest of the Trust in, to and under any Receivable sold and assigned to the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller or the Servicer.

            (b) Notice of Breach. The representations and warranties set forth in this Section 3.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Notes. Upon discovery by the Seller, the Servicer, the Trust, the Owner Trustee, any Agent or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties specified above, and to any Enhancement Providers.

            (c) Purchase. In the event any representation or warranty under
Section 3.03(a)(vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or Account and such breach has a material adverse effect on the Noteholders' Interest in such Receivable, then, within 30 days (or such longer period as may be agreed to by the Trustee) of the earlier to occur of the discovery of any such event by the Seller or the Servicer, or receipt by the Seller or the Servicer of written notice of any such event given by the Trustee or any Enhancement Providers, the Servicer shall purchase such Receivable or, in the case of an untrue representation with respect to an Account, all Receivables in such Account, on the Determination Date immediately succeeding the expiration of such 30-day period on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such purchase shall be required to be made with respect to such Receivable if, by the end of such 30-day period (or such longer period as may be agreed to by the Trustee) the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured. The Servicer shall effect such purchase by depositing in the Collection Account in immediately available funds an amount equal to the Purchase Price of such Receivable. Any such deposit of such Purchase Price into the Collection Account shall be considered a Transfer Deposit Amount and shall be applied in accordance with the terms of this Agreement.

            Upon each such payment of such Purchase Price, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivables, all monies due or to become due with respect thereto and all proceeds thereof and the related Collateral Security. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section. The obligation of the Servicer to purchase such Receivables, and to make the deposits required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Trust, the Noteholders (or the Trustee on behalf of Noteholders).

      SECTION 3.04 Reports and Instructions for the Trustee.

            Pursuant to Section 907 of the Indenture, the Servicer will cooperate with the Trust in completing and delivering to the Indenture Trustee (with a copy to each Note Rating Agency) the Monthly Noteholders' Statements provided for therein. Pursuant to Section 908 of the Indenture, the Servicer will cooperate with the Trust in completing and delivering to the Indenture Trustee the Payment Instructions provided for therein. Subject to the terms of this Agreement, the Servicer shall calculate certain of the amounts and percentages to be included in the Monthly Noteholders' Statements and the Payment Instructions.

      SECTION 3.05 Annual Servicer's Certificate.

            The Servicer will deliver to the Rating Agencies, the Trustee, the Trust, any Agent and any Enhancement Providers on or before March 31 of each calendar year, beginning with March 31, 2005, an Officers' Certificate substantially in the form of Exhibit C stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under this Agreement throughout such year, or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Trustee addressed to the Corporate Trust Office. Notwithstanding anything to the contrary in this Section 3.05, the Servicer, in its sole discretion, may deliver, in lieu of (or in addition to) the Officers' Certificate referred to above in this Section 3.05, the report on compliance with servicing criteria set forth in Article XI that would be required to be filed in respect of the Trust under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust.

      SECTION 3.06 Annual Independent Public Accountants' Servicing Report.

            The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Trust, the Rating Agencies, each Agent and each Enhancement Provider on or before March 31 of each year, beginning March 31, 2005, a report addressed to the Servicer and to the Trustee, to the effect that such firm has examined the financial statements of the Servicer or, if applicable, the parent corporation of the Servicer, and issued its report thereon and that such examination: (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances, (b) included tests relating to wholesale receivables (including financing arrangements with automobile dealers to finance their automobile and light-duty truck inventory) serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, to the extent the procedures in such program are applicable to the servicing obligations set forth in this Agreement and (c) except as described in the report, disclosed no exceptions or errors in the records relating to wholesale receivables (including financing arrangements with automobile dealers to finance their automobile and light-duty truck inventory) serviced for others that, in the firm's opinion, paragraph four of such Uniform Single Attestation Program requires such firm to report. A copy of such report may be obtained by any Noteholder by a request in writing to the Trustee addressed to the Corporate Trust Office. Notwithstanding anything to the contrary in this Section 3.06, the Servicer, in its sole discretion, may deliver, in lieu of the accountants' report referred to above in this Section 3.06, the attestation report of a registered public accounting firm set forth in
Article XI that would be required to be filed in respect of the Trust under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust.

      SECTION 3.07 Tax Treatment.

            The Seller has entered into this Agreement with the intention that the Notes will qualify under applicable tax law as indebtedness secured by the Receivables. The Seller agrees to treat the Notes as indebtedness secured by the Receivables for Federal income taxes, state and local income and franchise taxes, Michigan Single Business tax and any other taxes imposed on or measured by income.

      SECTION 3.08 Notices to DCFS.

            In the event DCFS is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.02 shall deliver or make available to DCFS, as the case may be, each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 and 3.06.

      SECTION 3.09 Adjustments.

            (a) The Servicer shall adjust downward, subject to the following sentence, the amount of any Principal Receivable because of a rebate, refund, credit adjustment or billing error to a Dealer, or because such Receivable was created in respect of a Vehicle which was refused or returned by a Dealer. If, following any such adjustment downward, the Pool Balance would be less than the Aggregate Series Nominal Liquidation Amount on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date following such Determination Date), then the Seller shall be required to pay an amount equal to such deficiency (up to the amount of such adjustment) into the Collection Account on the Business Day on which such adjustment or reduction occurs (each such payment, an "Adjustment Payment"). If the Seller shall fail to make any deposit to the Collection Account with respect to such Adjustment Payment or portion thereof by the Determination Date relating to the Collection Period with respect to which such Adjustment Payment is payable, the amount of such Adjustment Payment or portion thereof shall be allocated on such related Determination Date pro rata among the then-outstanding Series based on their respective Series Nominal Liquidation Amounts for the Collection Period with respect to which such deposit should have been made.

            (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

      SECTION 3.10 Dealer Concentrations.

            (a) On the last day of each Collection Period, the Servicer shall, for purposes of determining the Required Participation Percentage for any Series, determine (a) if the aggregate amount of Principal Receivables due from either AutoNation, Inc. and its affiliates or

United Auto Group, Inc. and its affiliates at the close of business on such last day is greater than 4% of the Pool Balance on such last day and (b) if the aggregate amount of Principal Receivables due from any other Dealer or group of affiliated Dealers at the close of business on such last day is greater than 1.5% of the Pool Balance on such last day. The Servicer shall promptly provide the Trust and the Trustee a report setting forth the basis for such determination. The Trustee upon request from any Rating Agency will make such report available to such Rating Agency.

            (b) On the last day of each Collection Period, the Servicer shall, for purposes of determining the Dealer Overconcentrations that are used to calculate the "Incremental Overcollateralization Amount" (as defined in the related Indenture Supplement) for any Series, determine (a) if the aggregate amount of Principal Receivables due from either AutoNation, Inc. and its affiliates or United Auto Group, Inc. and its affiliates at the close of business on such last day is greater than 4% of the Pool Balance on such last day and (b) if the aggregate amount of Principal Receivables due from any other Dealer or group of affiliated Dealers at the close of business on such last day is greater than 2% of the Pool Balance on such last day. The Servicer shall promptly provide the Trust and the Trustee a report setting forth the basis for such determination. The Trustee upon request from any Rating Agency will make such report available to such Rating Agency.

                                   ARTICLE IV

                             DEPOSIT, ALLOCATION AND
                  APPLICATION OF COLLECTIONS AND OTHER AMOUNTS

      SECTION 4.01 Interests in Receivables and Other Collateral.

            The Notes issued by the Trust shall represent obligations of the Trust secured by the Collateral, which, with respect to each Series or Class, will consist of the right to receive, to the extent necessary to make the required payments with respect to such Series or Class at the times and in the amounts specified in the related Indenture Supplement, (i) the portion of Collections allocable to such Series or Class pursuant to this Agreement, the Indenture and the related Indenture Supplement, (ii) the funds and other property credited to the Collection Account and the Excess Funding Account (or any subaccounts thereof) allocable to such Series or Class pursuant to this Agreement, the Indenture and such Indenture Supplement, (iii) funds and other property credited to any related Series Account and (iv) funds available pursuant to any related Enhancement Agreement (such property collectively, with respect to all Series and all Classes, the "Noteholders' Interest"); it being understood that the Notes of any Series or Class shall not represent any interest in any Series Account or Enhancement Agreement for the benefit of any other Series or Class. The Seller's Certificates shall represent the ownership interest in the remainder of the Collateral and other property of the Trust not allocated pursuant to this Agreement, the Indenture or any Indenture Supplement to the Noteholders' Interest and shall include the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement, the Indenture or any Indenture Supplement to be released to the Trust (the "Seller's Interest"); provided, however, that the Seller's Certificates shall not represent any interest in the Collection Account, the Excess Funding Account, any Series Account or any Enhancement Agreement, except as specifically provided in this Agreement, the Indenture or any Indenture Supplement.

      SECTION 4.02 Deposits of Collections into the Collection Account.

            (a) From and after the Effective Date, the Servicer shall no longer deposit Collections into the CARCO Collection Account, and instead shall deposit Collections directly into the Collection Account established and maintained in the name of the Trustee pursuant to Section 402(a) of the Indenture. The Servicer shall make deposits into the Collection Account at such times and in such amounts as specified below in this Section 4.02.

            (b) Except as otherwise provided in Section 4.02(c), the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day after such Date of Processing.

            (c) Notwithstanding anything in this Agreement to the contrary, for so long as (i) DCFS remains the Servicer hereunder, (ii) no Service Default has occurred and is continuing and (iii)(x) DCFS maintains a short-term rating of at least A-1 by Standard & Poor's and P-1 by Moody's (and has maintained such short-term ratings for five Business Days following any reduction of either such rating), (y) DCFS arranges for and maintains a letter of credit or other form of enhancement in respect of the Servicer's obligations to make deposits of collections on the Receivables in the Collection Account that is acceptable in form and substance to each Rating Agency and any Agents or (z) DCFS otherwise obtains the Rating Agency confirmations described below, then, subject to any limitations in the confirmations described below, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in this
Section 4.02, but may make a single deposit into the Collection Account in same-day or next-day funds not later than 11:00 A.M., New York City time, on the Payment Date in a net amount equal to the amount which would have been on deposit with respect to the immediately preceding Collection Period in the Collection Account; provided, however, that prior to ceasing daily deposits as described above the Seller shall have delivered to the Trustee written confirmation from each of the Rating Agencies that the failure by DCFS to make daily deposits will not result in a reduction or withdrawal of the rating of any outstanding Series or Class. Notwithstanding anything to the contrary in this
Section 4.02(c), if DCFS no longer maintains a short-term rating from either Standard & Poor's or Moody's, DCFS may continue to make monthly net deposits of Collections into the Collection Account in accordance with this Section 4.02(c) so long as (i) DCFS remains the Servicer hereunder, (ii) no Service Default has occurred and is continuing and (iii) DaimlerChrysler North America Holding Corporation maintains a short-term rating of at least A-1 by Standard & Poor's and P-1 by Moody's (and has maintained such short-term ratings for five Business Days following any reduction of either such rating).

            (d) Subject to Section 4.04, but notwithstanding anything else in this Agreement to the contrary, with respect to any Collection Period, whether the Servicer is required to make deposits of Collections pursuant to paragraph
(b) or (c) above, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into the Excess Funding Account or any Series Account or, without duplication, distributed on the related Payment Date to Noteholders, to any Agent or to any Enhancement Provider pursuant to the terms of the Indenture or any Indenture Supplement or Enhancement Agreement and (ii) if at any time prior to such Payment Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

            (e) Pursuant to the authority granted to the Servicer in Section 3.01(a), the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Trustee's duties specified in this Agreement, the Indenture or an Indenture Supplement, as the case may be.

      SECTION 4.03 Allocations of Collections and Other Amounts to Each Series.

            (a) All Interest Collections, Principal Collections, Miscellaneous Payments and Defaulted Amounts will be allocated to each Series from and after the related Series Cut-Off Date according to the applicable Series Allocation Percentage for such Series, as specified in the related Indenture Supplement. Interest Collections, Principal Collections and Miscellaneous Payments so allocated to any Series will not be available for the benefit of any other Series, except to the extent expressly provided in this Agreement, the Indenture or the related Indenture Supplements, as the case may be. Allocations of Interest Collections, Principal Collections and Miscellaneous Payments to be performed by the Servicer (i) with respect to each Series and (ii) if applicable, among the Classes of a Series and any related Enhancement Provider will be set forth in the related Indenture Supplement or Supplements. The application of such allocated Interest Collections, Principal Collections and Miscellaneous Payments will also be set forth in the related Indenture Supplement or Supplements.

            (b) For purposes of determining each Series' Series Allocation Percentage in connection with the allocation of Interest Collections, Principal Collections, Miscellaneous Payments and Defaulted Amounts for the specified Collection Period:

                  (i) unless the related Indenture Supplement shall provide otherwise, each Series upon issuance shall be deemed to have been created and in existence as of the first day of the first Collection Period to occur after the Series Cut-Off Date and, as a result, shall be allocated (based on its applicable Series Allocation Percentage) its allocable portion of Interest Collections, Principal Collections, Defaulted Amounts and Miscellaneous Payments for such Collection Period; and

                  (ii) unless the related Indenture Supplement shall provide otherwise, with respect to any Series, if (x) as of the last day of any Collection Period the amounts on deposit in the Collection Account, the Excess Funding Account and the related Series Accounts with respect to such Collection Period are sufficient to pay in full all amounts payable by the Trust on or with respect to the Notes of such Series on the Payment Date relating to such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such related Payment Date) then (y) such Series shall be deemed to have been paid in full on such last day and, as a result, shall not be allocated any portion of Interest Collections, Principal Collections, Defaulted Amounts and Miscellaneous Payments for any subsequent Collection Period. For purposes of making the determination in clause (x) above, on the date of any such determination it shall be assumed that any theretofore unpaid Adjustment Payments with respect to the immediately preceding Collection Period shall be allocated to such Series on the related Determination Date and shall be payable from amounts allocated to or available with respect to such Series on the related Payment Date.

      SECTION 4.04 Allocations of Collections to the Seller.

                  (a) Subject to Sections 4.04(c) and (d), the Servicer shall instruct the Trustee on each Deposit Date to withdraw an amount equal to the Seller's Percentage for the related Collection Period of Interest Collections deposited in the Collection Account for such Deposit Date (the "Seller's Interest Collections") and to release such Seller's Interest Collections to the Trust for distribution in respect of the Seller's Certificates pursuant to the Trust Agreement.

                  (b) Subject to Section 4.04(c) and (d), the Servicer shall instruct the Trustee on each Deposit Date to withdraw an amount equal to the Seller's Percentage for the related Collection Period of Principal Collections deposited in the Collection Account for such Deposit Date (the "Seller's Principal Collections") and to release such Seller's Principal Collections to the Trust for distribution in respect of the Seller's Certificates pursuant to the Trust Agreement, so long as the Pool Balance (determined after giving effect to any Principal Receivables transferred to the Trust on such Payment Date) equals or exceeds the Aggregate Series Nominal Liquidation Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment Date); it being understood that any Seller's Principal Collections not otherwise released to the Trust as a result of the condition specified in this Section 4.04(b) shall be retained in the Collection Account and included as part of the Unallocated Principal Collections held therein.

                  (c) The withdrawals to be made from the Collection Account pursuant to Section 4.04(a) or (b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Noteholders' Interest pursuant to Section 2.03, and proceeds from the sale, disposition or liquidation of Receivables pursuant to an exercise of the "Put Feature" under and as defined in the Indenture or any Indenture Supplement.

                  (d) Notwithstanding Section 4.04(a) or (b), with respect to each Payment Date the Servicer shall instruct the Trustee to retain the Note PFA Earnings Shortfall for such Payment Date from the amounts that would otherwise be released to the Trust for distribution in respect of the Seller's Certificates pursuant to the Trust Agreement and to apply such Note PFA Earnings Shortfall under the Indenture Supplements.

      SECTION 4.05 Repurchased Receivables Purchase Price Payments.

            On each Payment Date, amounts on deposit in the Collection Account on such Payment Date resulting from payment by the Seller of the Repurchased Receivables Purchase Price pursuant to Section 2.07(c) shall be applied as follows: first, to fund any unpaid Miscellaneous Payments due on or prior to such Payment Date and second, an amount equal to the product of (i) the amount of the Repurchased Receivables Purchase Price initially deposited by the Seller in the Collection Account pursuant to Section 2.07(c) and (ii) the Monthly Payment Rate for the immediately preceding Collection Period, shall be treated as Principal Collections collected in the immediately preceding Collection Period. Notwithstanding anything to the contrary in this Agreement, including Section 2.07(c), the Seller shall not be required to make any deposit into the Collection Account in respect of the Repurchased Receivables Purchase Price of any receivables repurchased by the Seller from the Trust pursuant to this Agreement, including
Section 2.07(c).

      SECTION 4.06 Excess Funding Account; Deposits, Allocations and
Withdrawals.

            (a) From and after the Effective Date, Excess Available Principal Amounts shall no longer be subject to deposit into the CARCO Excess Funding Account as provided in Section 4.04 of the Series 2002-CC Supplement, and instead shall be subject to deposit by the Trustee into the Excess Funding Account established and maintained in the name of the Trustee pursuant to
Section 402(b) of the Indenture. The Trustee shall make deposits into the Excess Funding Account at such times and in such amounts as specified below in this
Section 4.06.

            (b) On each Payment Date, commencing with the initial Payment Date hereunder, the aggregate amount of Excess Available Principal Amounts, if any, for the related Collection Period shall be applied as follows:

                  (i) first, deposited into the Excess Funding Account in an amount equal to the excess, if any, of:

                        (A) the sum of (1) the aggregate Outstanding Dollar
            Principal Amount of all Series of Notes and (2) the sum of the Overcollateralization Amounts for all Series of Notes; over

                        (B) the sum of (1) the Aggregate Series Nominal
            Liquidation Amount, (2) the aggregate amount on deposit in the Principal Funding Accounts (other than any net investment earnings) for all Series of Notes and (3) the amount on deposit in the Excess Funding Account (other than any net investment earnings); it being understood that, solely for the purpose of this subclause (B), the Aggregate Series Nominal Liquidation Amount will be reduced by an amount equal to the quotient obtained by dividing (x) the excess, if any, of the Required Participation Amount (less the sum of the Incremental Overcollateralization Amounts for all Series) over the Pool Balance (less ---- the sum of the Overconcentration Amount and the aggregate amount of Ineligible Receivables), in each case, after giving effect to any Principal Receivables transferred to the Trust on that Payment Date and the allocations, distributions, withdrawals and deposits to be made on that Payment Date (other than any deposits into the Excess Funding Account that may be required to be made on that Payment Date) by (y) the sum of the weighted average of the Required Participation Percentages for each Series of Notes plus the weighted average of the ---- Overcollateralization Percentages used for purposes of determining the Overcollateralization Amounts for each Series of Notes; and

                  (ii) second, after giving effect to the immediately preceding clause (i), the remaining Excess Available Principal Amounts, if any, shall be released to the Trust for distribution in respect of the Seller's Certificates pursuant to the Trust Agreement, so long as the Pool Balance (determined after giving effect to any Principal Receivables transferred to the Trust on such Payment Date) equals or exceeds the Aggregate Series Nominal Liquidation Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment Date); it being understood that any Excess Available Principal Amounts not otherwise paid to the Trust as a result of the condition specified in this clause (ii) shall be transferred to the Collection Account and included as part of the Unallocated Principal Collections held therein.

            (c) All interest and earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be allocated to each Series of Notes pro rata on the basis of its Series Nominal Liquidation Amount and on each Payment Date shall be withdrawn by the Trustee for application under the Indenture Supplement for such Series of Notes; provided, however, that beginning on the second Payment Date following the end of the revolving period for a Series of Notes, no further net investment earnings on funds in the Excess Funding Account shall be allocated to such Series of Notes, unless the revolving period for such Series has recommenced in accordance with the related Indenture Supplement.

            (d) Amounts (other than investment earnings) being deposited to the Excess Funding Account from Excess Available Principal Amounts pursuant to
Section 4.06(b)(i) shall be allocated to each Series of Notes (other than any Series of Notes that is not in its revolving period) pro rata on the basis of its Series Nominal Liquidation Amount. On the Payment Date next following the end of the revolving period for a Series of Notes, any funds (other than investment earnings) on deposit in the Excess Funding Account that are allocable to such Series of Notes shall be withdrawn by the Trustee for application under the Indenture Supplement for such Series of Notes.

            (e) On each Determination Date, the Seller shall determine whether the sum of the Aggregate Series Nominal Liquidation Amount (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date following such Determination Date), the amount on deposit in the Excess Funding Account (other than any investment earnings) and the amount on deposit in the Principal Funding Accounts for all Series of Notes (other than any investment earnings) is greater than the aggregate Outstanding Dollar Principal Amount of all Series of Notes plus the aggregate Overcollateralization Amount for all Series of Notes. If on any such Determination Date such sum is greater than the aggregate Outstanding Principal Dollar Amount of all Series of Notes plus the aggregate Overcollateralization Amount for all Series of Notes and thus there are sufficient Principal Receivables in the Trust to permit an increase in the Aggregate Series Nominal Liquidation Amount without causing an Early Redemption Event to occur with respect to any outstanding Series of Notes, the Seller shall notify the Trustee of the amount of the increase in the Aggregate Series Nominal Liquidation Amount. Subject to the provisions set forth below in this Section 4.06(e), upon receipt of such notice, the Aggregate Series Nominal Liquidation Amount shall be increased by the amount specified, and the Servicer shall instruct the Trustee to withdraw from the Excess Funding Account and release to the Trust for distribution pursuant to the Trust Agreement on the immediately succeeding Payment Date, an amount equal to the amount of such increase in the Aggregate Series Nominal Liquidation Amount. Such payment shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust. To the extent that the Aggregate Series Nominal Liquidation Amount is increased by release of funds to the Trust, the Seller's Interest shall be reduced by the amount of such payment. Such increase in the Aggregate Series Nominal Liquidation Amount shall be allocated among each Series of Notes (other than any Series of Notes that is not in its revolving period) pro rata on the basis of the Series Nominal Liquidation Amounts of such Series of Notes. In addition, any increase in the Aggregate Series Nominal Liquidation Amount is subject to the condition that, after giving effect to such increase, the Pool Balance equals or exceeds the Required Participation Amount (after giving effect to the allocations, distributions, withdrawals and deposits). In connection with the foregoing release of funds from the Excess Funding Account, the Seller shall endeavor (taking into account any seasonality experienced in the Accounts in the Trust) to minimize the amounts on deposit, from time to time, in the Excess Funding Account.

            (f) Pursuant to the authority granted to the Servicer in Section 3.01(a), the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Excess Funding Account for the purposes of carrying out the Servicer's or the Trustee's duties specified in this Agreement, the Indenture or an Indenture Supplement, as the case may be.

      SECTION 4.07 Unallocated Principal Collections.

            The sum of those Seller's Principal Collections retained in the Collection Account pursuant to Section 4.04(b) and those Excess Available Principal Amounts transferred to the Collection Account pursuant to Section 4.06(b)(ii) (such sum, the "Unallocated Principal Collections") shall be released to the Trust for distribution in respect of the Seller's Certificates pursuant to the Trust Agreement at the time the Pool Balance (determined after giving effect to any Principal Receivables transferred to the Trust at such time) exceeds the Aggregate Series Nominal Liquidation Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date immediately following such Determination Date); provided, however, that any Unallocated Principal Collections on deposit in the Collection Account at any time during which any Series is not in its revolving period shall be deemed to be Miscellaneous Payments and shall be allocated to each Series as provided in
Section 4.03(a).

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                                   [RESERVED]

                                  ARTICLE VII

                      OTHER MATTERS RELATING TO THE SELLER

      SECTION 7.01 Liability of the Seller.

            The Seller shall be liable for all obligations, covenants, representations and warranties of the Seller arising under or related to this Agreement. Except as provided in the preceding sentence, the Seller shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Seller hereunder.

      SECTION 7.02 Limitation on Liability of the Seller.

            Subject to Sections 7.01 and 7.03, neither the Seller nor any of the directors or officers or employees or agents of the Seller in its capacity as Seller shall be under any liability to the Trust, the Owner Trustee, the Trustee, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Seller pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Seller or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

      SECTION 7.03 Seller Indemnification of the Trust, the Trustee, the Owner Trustee and the Enhancement Providers.

            The Seller shall indemnify and hold harmless the Trust, the Trustee, the Owner Trustee and the Enhancement Providers, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust, the Trustee or the Owner Trustee pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Trust, the Trustee, the Owner Trustee or any Enhancement Provider if the acts, omissions or alleged acts or omissions of such Person constitute fraud, gross negligence, breach of fiduciary duty or willful misconduct by such Person; and provided, further, that the Seller shall not indemnify the Trust, the Trustee or the Owner Trustee for any liabilities, cost or expense of the Trust with respect to any action taken by such Person at the request of any Noteholder, Enhancement Provider or holder of a Supplemental Certificate to the extent the Trust, the Trustee or the Owner Trustee, as the case may be, is indemnified by such Noteholder, Enhancement Provider or holder of a Supplemental Certificate with respect to such action, or with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or any Noteholder, Enhancement Provider or holder of a Supplemental Certificate in connection herewith or with the Notes, the Indenture, any Indenture Supplement, any Enhancement Agreement, the Supplemental Certificates or the Trust Agreement to any taxing authority.

Subject to Section 7.01, any indemnification pursuant to this Section shall only be from (i) the excess of the Seller's Interest for any date of determination over the Required Participation Amount as of such date and (ii) any other assets of the Seller not pledged to third parties or otherwise encumbered in a manner permitted by the Seller's organizational documents and shall only be made after payment in full of any amounts that the Seller is obligated to deposit in the Collection Account pursuant to this Agreement. Any indemnification under this
Article VII shall survive the termination of this Agreement.

      SECTION 7.04 Transfer of Seller's Interest to Designated Affiliate.

            (a) Notwithstanding anything to the contrary contained in this Agreement, DCWR may sell, transfer, assign and otherwise convey all, but not less than all, of its right, title and interest in the Collateral of the Trust, the Seller's Interest, the DCMOT Certificate, this Agreement, the Related Documents and any other agreement, document or instrument relating to this Agreement or the transactions contemplated hereby and its obligations as Seller hereunder and thereunder to a Designated Affiliate (such transaction is referred to herein as the "Designated Affiliate Transfer"); provided that such Designated Affiliate assumes the performance of every covenant and obligation of DCWR under this Agreement, the Related Documents and any such other agreement, document or instrument. Such assignment and assumption shall automatically occur ten Business Days following the date notice thereof is given by DCWR to the Trust, the Trustee, the Rating Agencies, any Agent and any Enhancement Providers or on such later date as of which the conditions set forth in Section 7.04(b) are satisfied.

            (b) The Designated Affiliate Transfer may not be effected unless and until the following conditions precedent are satisfied:

                  (i) DCWR, the Designated Affiliate and the Trust shall have executed and delivered an Assignment and Assumption Agreement, which shall be acknowledged and agreed to by the Trustee, and the Designated Affiliate shall have delivered to the Trust and the Trustee the Opinion of Counsel substantially in the form attached to the Assignment and Assumption Agreement;

                  (ii) DCWR shall have delivered to the Trust and the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that each condition precedent (including the requirement with respect to all required filings) provided by this Section 7.04(b) have been complied with;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such Designated Affiliate Transfer;

                  (iv) DCWR shall have delivered to the Trust and the Trustee an Issuer Tax Opinion (as defined in the Indenture) with respect to such Designated Affiliate Transfer; and

                  (v) all filings required to continue the perfection of the respective interests of the Trust and of the Trustee, as the assignee of the Trust, in the Receivables and the Collateral Security shall have been duly made by such Designated Affiliate.



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

            (c) Upon such transfer, the Designated Affiliate shall be deemed to have made all the representations and warranties of the Seller made in this Agreement as of the date of effectiveness of the Designated Affiliate Transfer. Upon the effectiveness of the Designated Affiliate Transfer, the Seller shall surrender the DCMOT Certificate to the Owner Trustee for registration of transfer and, upon the issuance of the new DCMOT Certificate in the name of the Designated Affiliate, all as provided for in the Trust Agreement, the term "Seller" or "DCWR" in this Agreement shall refer to such Designated Affiliate.

                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

      SECTION 8.01 Liability of the Servicer.

            The Servicer shall be liable under this Article VIII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

      SECTION 8.02 Merger or Consolidation of, or Assumption of, the Obligations of the Servicer.

            The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (a) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Servicer is not the surviving entity, such Person shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Servicer hereunder; and

            (b) the Servicer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with.

            (c) The Servicer shall provide the Seller in writing such information as reasonably requested by the Seller to comply with its Exchange Act reporting obligations with respect to a successor Servicer.

      SECTION 8.03 Limitation on Liability of the Servicer and Others.

            Except as provided in Section 8.04, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer, shall be under any liability to the Trust, the Owner Trustee, the Trustee, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or

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

negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

      SECTION 8.04 Servicer Indemnification of the Trust, the Trustee, the Owner Trustee and the Enhancement Providers.

            The Servicer shall indemnify and hold harmless the Trust, the Trustee, the Owner Trustee and the Enhancement Providers, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Servicer, the Trust, the Trustee or the Owner Trustee pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trust, the Trustee, the Owner Trustee or any Enhancement Provider if the acts, omissions or alleged acts or omissions of such Person constitute fraud, gross negligence, breach of fiduciary duty or willful misconduct by such Person; and provided, further, that the Servicer shall not indemnify the Trust, the Trustee or the Owner Trustee for any liabilities, cost or expense of the Trust with respect to any action taken by such Person at the request of any Noteholder, Enhancement Provider or holder of a Seller's Certificate to the extent the Trust, the Trustee or the Owner Trustee, as the case may be, is indemnified by such Noteholder, Enhancement Provider or holder of a Seller's Certificate with respect to such action, or with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or any Noteholder, Enhancement Provider or holder of a Seller's Certificate in connection herewith or with the Notes, the Indenture, any Indenture Supplement, any Enhancement Agreement, the Seller's Certificates or the Trust Agreement to any taxing authority. Any indemnification under this Article VIII shall survive the termination of this Agreement and the resignation and removal of the Trustee.

      SECTION 8.05 The Servicer Not to Resign.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder is no longer permissible under applicable law and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trust and the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have (i) assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02 hereof and (ii) provided in writing the information reasonably requested by the Seller to comply with its reporting obligations under the Exchange Act with respect to a successor Servicer. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.


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

      SECTION 8.06 Access to Certain Documentation and Information Regarding the Receivables.

            The Servicer shall provide to the Trustee access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Noteholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Seller, the Trust, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Dealers and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligation shall not constitute a breach of this Section 8.06.

      SECTION 8.07 Delegation of Duties.

            Subject to Section 3.01, in the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Floorplan Financing Guidelines and this Agreement. The Servicer shall give prompt written notice of any such delegation of a material function to the Note Rating Agencies, any Agent and any Enhancement Providers. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 and the Rating Agency Condition shall have been satisfied with respect to such delegation prior to such delegation.

      SECTION 8.08 Examination of Records.

            The Seller and the Servicer shall indicate generally in its computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement. The Seller and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

      SECTION 8.09 Optional Repurchase by the Servicer.

            Pursuant to Section 1202 of the Indenture, and subject to the conditions set forth therein, the Servicer shall have the right, but not the obligation, to cause the Trust to redeem a Series or Class of Notes in whole but not in part by paying to the Trust the applicable redemption price for such Series or Class of Notes.



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

                                   ARTICLE IX

                                   [RESERVED]

                                   ARTICLE X

                                SERVICE DEFAULTS

      SECTION 10.01 Service Defaults.

            If any one of the following events (a "Service Default") shall occur and be continuing with respect to the Servicer:

            (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit or to give notice to the Trustee as to any action to be taken under any Enhancement Agreement on or before the date occurring five days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, the Indenture or any Indenture Supplement;

            (b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, the Indenture or any Indenture Supplement which has a material adverse effect on the Noteholders of any Series, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee; or the Servicer shall delegate its duties under this Agreement, except as permitted by Sections 3.01 and 8.07;

            (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Noteholders of any Series and which material adverse effect continues for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee;

            (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;



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

then, in the event of any Service Default, so long as the Service Default shall not have been remedied, the Trustee, by notice then given in writing to the Servicer (a "Termination Notice"), may terminate all but not less than all of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof. After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer (a "Service Transfer") and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this
Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest. Any Successor Servicer (including the Trustee as Successor Servicer) shall provide the Seller in writing with such information as is reasonably requested by the Seller to comply with its reporting obligations under the Exchange Act with respect to such Servicer.

            Notwithstanding the foregoing, a delay in or failure of performance under Section 10.01(a) for a period of ten Business Days or under Section 10.01(b) or (c) for a period of 60 Business Days shall not constitute a Service Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Agents, any Enhancement Providers, the Seller, the Trust and the Noteholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations. The Servicer shall immediately notify the Trustee, the Seller and the Rating Agencies in writing of any Service Default.



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

      SECTION 10.02 Trustee to Act; Appointment of Successor.

            (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and the Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), subject to the consent of any Enhancement Providers and any Agents, which consent shall not be unreasonably withheld, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with Sections 3.01 and 8.07. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of wholesale receivables as the Successor Servicer hereunder. The Trustee shall immediately give notice to the Trust, the Note Rating Agencies, any Enhancement Providers, any Agents and the Noteholders upon the appointment of a Successor Servicer.

            (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (except that the Successor Servicer shall not be liable for any liabilities incurred by the predecessor Servicer), and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement Agreement.

            (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee (provided that if all such bids exceed the Servicing Fee the Seller at its own expense shall pay when due the amount of any compensation in excess of the Servicing Fee); provided, however, that the Seller shall be responsible for payment of the Seller's portion of the Servicing Fee as determined pursuant to this Agreement and all other amounts in excess of the Aggregate Series Servicing Fee, and that no such monthly compensation paid out of Collections shall be in excess of the Aggregate Series Servicing Fee permitted to the Servicer. The holders of the Seller's Certificates agree that if DCFS (or any Successor Servicer) is terminated as Servicer hereunder, the portion of Collections to be released to the Trust for distribution in respect of the Seller's Certificates pursuant to the Trust Agreement shall be reduced by an amount sufficient to pay Seller's share of the compensation of the Successor Servicer.

            (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to

Section 7.01 of the Trust Agreement, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Seller information of any kind which the Successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

                                   ARTICLE XI

                             [EXCHANGE ACT REPORTING

      SECTION 11.01 Further Assurances. The Indenture Trustee, the Owner Trustee and the Servicer shall reasonably cooperate with the Seller in connection with the satisfaction of the Seller's reporting requirements under the Exchange Act with respect to the Trust. The Seller shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith. In addition to the information specified below, if so requested by the Seller for the purpose of satisfying its reporting obligation under the Exchange Act with respect to the Trust, each of the Indenture Trustee, the Owner Trustee and the Servicer shall provide the Seller with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Seller to comply with the Seller's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Seller is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Servicer, the Indenture Trustee and the Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Seller in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

      SECTION 11.02 Form 10-D Filings. From and after the date of this Agreement, for so long as the Seller is required to file Exchange Act reports with respect to the Trust, no later than each Payment Date, each of the Indenture Trustee, the Owner Trustee and the Servicer shall notify (and the Servicer shall cause any subservicer to notify) the Seller of any Form 10-D Disclosure Item with respect to such Person, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller. In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement or pursuant to any other Transaction Document, if so requested by the Seller, the Servicer shall provide such information which is available to the Servicer, without unreasonable effort or


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

expense regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the Monthly Noteholders' Report pursuant to the related Indenture Supplement, commencing with the first such report due not less than five Business Days following such request.

      SECTION 11.03 Form 8-K Filings. From and after the date of this Agreement, for so long as the Seller is required to file Exchange Act reports with respect to the Trust, each of the Indenture Trustee, the Owner Trustee and the Servicer shall promptly notify the Seller, but in no event later than one Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause (d) of the definition of "Reportable Event") of which such Person (or in the case of the Owner Trustee and the Indenture Trustee, a Responsible Officer of such Person) has actual knowledge. Each Person shall have actual knowledge of any such event only to the extent that it relates to such Person or any action or failure to act by such Person.

      SECTION 11.04 Form 10-K Filings. From and after the date of this Agreement, for so long as the Seller is required to file Exchange Act reports with respect to the Trust: (i) if the Item 1119 Parties listed on Appendix A have changed since the Closing Date for the Notes of any Series or Class, then no later than March 1 of each year, the Seller shall provide each of the Indenture Trustee, the Owner Trustee and the Servicer with an updated Appendix A setting forth the Item 1119 Parties and (ii) no later than March 15 of each year, commencing in [2007], the Indenture Trustee, the Owner Trustee and the Servicer shall notify the Seller of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Seller.

      SECTION 11.05 Report on Assessment of Compliance and Attestation. From and after the date of this Agreement, for so long as the Seller is required to file Exchange Act reports with respect to the Trust, on or before March 15 of each calendar year, commencing in [2007]:

            (a) In the case of the Servicer:

                  (i) The Servicer shall deliver to the Seller, the Trust and the Indenture Trustee the Servicing Criteria assessment [with respect to the prior calendar year (or such shorter period in the case of the first such report)] that would required be required to be filed in respect of the Trust under the Exchange Act under Item 1122 of Regulation AB if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust. Such report shall be signed by an authorized officer of the Servicer and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Appendix B hereto delivered to the Seller concurrently with the execution of this Agreement (provided that such certification may be revised pursuant to Section 11.11 after the date of this Agreement as agreed by the Seller, the Servicer, the Trust and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission or its staff). To the extent any of the Servicing Criteria is not applicable to the Servicer, with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Receivables, such report shall include such a



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

      statement to that effect. The Servicer acknowledges and agrees that the Seller with respect to its duties as the Certifying Person, and each of its officers and directors, shall be entitled to rely on each such Servicing Criteria assessment and the attestation delivered pursuant to
      Section 11.05(a)(ii) immediately below.

                  (ii) The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or the Seller, to deliver to the Seller, the Trust and the Indenture Trustee [with respect to the prior calendar year (or such shorter period in the case of the first such report)] the attestation report that would be required to be filed in respect of the Trust under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust. Such attestation report shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such attestation report must be available for general use and not contain restricted use language.

                  (iii) The Servicer shall cause each Reporting Subcontractor to deliver to the Seller and the Trust an assessment of compliance and accountants' attestation as and when provided in clauses (i) and (ii) of this Section 11.05(a). The Servicer shall execute (provided the Servicer is not an Affiliate of the Seller) (and shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (A) annual report on assessments of compliance with servicing criteria provided pursuant to said clause (i) above (and pursuant to this clause (iii)) and (B) accountants' report provided pursuant to said clause (ii) above (and pursuant to this clause
      (iii)), and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the report provided for in said clause (ii) above.

                  (iv) In the event the Servicer, any subservicer or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to clauses (i) and (ii) of this Section 11.05(a) with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust or the Receivables. Notwithstanding anything to the contrary contained herein, if the Servicer has exercised commercially reasonable efforts to obtain any assessment or attestation required hereunder from a Reporting Subcontractor, the failure by the Reporting Subcontractor to provide such attestation on or assessment shall not constitute a breach hereunder by the Servicer.

            (b) In the case of the Indenture Trustee:

                  (i) The Indenture Trustee shall deliver to the Seller and the Servicer a report of the Indenture Trustee's assessment of compliance with the Servicing Criteria [with respect to the prior calendar year (or such shorter period in the case of the first such report)], as set forth under Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions) and Item 1122 of Regulation AB. Such report shall be signed by a Responsible Officer of the Indenture Trustee and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Appendix B hereto delivered to the Seller concurrently with the execution of this Agreement (provided that such certification may be revised pursuant to Section 11.11 after the date of this Agreement as agreed by the Seller, the Servicer, the Trust and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission or its staff). To the extent any of the Servicing Criteria are not applicable to the Indenture Trustee, with respect to asset-backed securities transactions taken as a whole involving the Indenture Trustee and that are backed by the same asset type as the Receivables, such report shall include such a statement to that effect. The Indenture Trustee acknowledges and agrees that the Seller with respect to its duties as the Certifying Person, and each of its officers and directors, shall be entitled to rely upon each such servicing criteria assessment and the attestation delivered pursuant to Section 11.05(b)(ii) immediately below.

                  (ii) The Indenture Trustee shall deliver to the Seller and the Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to clause (i) of this Section 11.05(b). Such attestation shall be in accordance with Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions), Rules 1-02(a)(3) and 2-02(g) of Regulation S-X (or any successor provisions) under the Securities Act and the Exchange Act, including, without limitation, that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

                  (iii) The Indenture Trustee shall cause each Reporting Subcontractor to deliver to the Seller and the Servicer an assessment of compliance and accountants' attestation as and when provided in clauses
      (i) and (ii) of this Section 11.05(b). An assessment of compliance provided by a Subcontractor need not address any elements of the Servicing Criteria other than those specified by the Indenture Trustee pursuant to clause (i) of this Section 11.05(b).

                  (iv) In the event the Indenture Trustee or a Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to this
      Section 11.05(b) with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust or the Receivables.

      SECTION 11.06 Servicer's Annual Compliance Statement. From and after the date of this Agreement, for so long as the Seller is required to file Exchange Act reports with respect to the Trust, on or before March 15 of each calendar year, commencing in [2007], the Servicer shall deliver to the Rating Agencies, the Trustee, the Trust, any Agent and any Enhancement Providers, an Officers' Certificate meeting the requirements of Item 1123 of Regulation AB stating substantially to the following effect: (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. The Servicer acknowledges and agrees that the Seller with respect to its duties as the Certifying Person, and each of its officers and directors, shall be entitled to rely on each such Servicer compliance statement. A copy of such statement may be obtained by any Noteholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

      SECTION 11.07 Back-up Sarbanes-Oxley Certification. From and after the date of this Agreement, for so long as the Seller is required to file Exchange Act reports with respect to the Trust, on or before March 15 of each year, beginning in [2007], the Servicer shall provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification") and shall cause each Reporting Subcontractor, in the form attached hereto as Appendix C (in the case of a Reporting Subcontractor) and as Appendix D (in the case of the Servicer) on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Seller will not request delivery of a certification under this Section 11.07 unless the Seller is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust. So long as the Servicer is the Seller or an Affiliate of the Seller, the Servicer is not required to deliver the Performance Certification. In the event that prior to the filing date of the Form 10-K in March of each year, beginning in [2007], the Indenture Trustee or the Servicer has actual knowledge of information as to itself (or any of its Subcontractors appointed pursuant to Section 11.08) that is material to the Sarbanes-Oxley Certification, the Indenture Trustee or the Servicer shall promptly notify the Seller. Each of the Indenture Trustee and the Servicer agrees to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust.

      SECTION 11.08 Use of Subcontractors.

            (a) It shall not be necessary for the Indenture Trustee or the Servicer to seek the consent of the Seller or any other party hereto to the utilization of any Subcontractor. Each of the Indenture Trustee and the Servicer shall promptly upon request provide to the Seller (or any designee of the Seller, such as the Servicer or the Administrator) a written description (in form and substance satisfactory to the Seller) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this sentence.

            (b) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Indenture Trustee shall cause any such Subcontractor for the benefit of the Seller to comply with the provisions of Sections 11.05(b) and
11.07 to the same extent as if such Subcontractor were the Indenture Trustee. The Indenture Trustee shall be responsible for obtaining from each such Subcontractor and delivering to the Seller, any assessment of compliance and attestation required to be delivered by such Subcontractor under Sections 11.05(b) and 11.06, in each case as and when required to be delivered.

            (c) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Servicer shall cause any such Subcontractor for the benefit of the Seller to comply with the provisions of
Section 11.05(a) and Section 11.07 to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each such Subcontractor and delivering to the Seller, any assessment of compliance and attestation required to be delivered by such Subcontractor under this Agreement, in each case as and when required to be delivered.

      SECTION 11.09 Representations and Warranties. Each of the Indenture Trustee and the Owner Trustee represents [as of the date of this Agreement and each Closing Date] that (i) there are no affiliations, relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm's-length transaction with an unrelated third party, apart from the transactions contemplated under the Transaction Documents, and that are material to the investors' understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

      SECTION 11.10 Indemnification.

            (a) Each of the Indenture Trustee and the Servicer (if the Seller is not the Servicer) shall indemnify the Seller, each affiliate of the Seller, the Servicer with respect to its duties as Certifying Person or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in (x) with respect to the Indenture Trustee, the assessment of compliance provided under this Article XI and (y) with respect to the Servicer, Sections 3.05, 3.06, 11.05(a) and 11.06 by or on behalf of such Person (with respect to each such party, the "Provided Information"), or (B) the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this clause (i) shall be construed solely by reference to the related Provided Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

                  (ii) with respect to the Indenture Trustee, any failure by the Indenture Trustee to deliver any assessment of compliance when and as required under this Article XI, and with respect to the Servicer, any failure by the Servicer to deliver any information, report, certification, accountants' letter or other material when and as required under Section
      3.05 or 3.06 or this Article XI, as applicable.

            (b) In the case of any failure of performance described in clause
(ii) of Section 11.10(a), each of the Indenture Trustee and the Servicer shall promptly reimburse the Seller for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indenture Trustee or the Servicer, as applicable.

            (c) Each of the Indenture Trustee and the Servicer shall require each Reporting Subcontractor to agree to the provisions of paragraphs (a) and
(b) of this Section 11.10, or shall be responsible for all such indemnification, costs or expenses if the Reporting Subcontractor will not agree to such provisions.

            (d) Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      SECTION 11.11 Amendments of Article XI. In the event that the parties to this Article XI of this Agreement desire to clarify, amend, supplement or otherwise modify any provision of this Article XI (including the related Appendices), then this Agreement (including such Appendices) shall be amended to reflect the new agreement among such parties covering the matters in this
Article XI pursuant to Section 13.01; provided, however, that, notwithstanding anything to the contrary in Section 13.01, any such amendment will not require
(i) any Opinion of Counsel, (ii) any confirmation from a Note Rating Agency that such amendment will not have a Ratings Effect, (iii) the consent of any Noteholder or Certificateholder or (iv) the consent or execution of either the Indenture Trustee or the Owner Trustee if either such party shall not be bound by such amendment.]

                                   ARTICLE XII

                                   TERMINATION

      SECTION 12.01 Termination of Agreement.

            This Agreement and the respective obligations and responsibilities of the Seller, the Servicer and the Trust shall terminate, except with respect to the duties described in Sections 7.03 and 8.04, upon the Trust Termination Date. The Servicer will give the Rating Agencies prompt notice of the occurrence of the Trust Termination Date.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

      SECTION 13.01     Amendment.

            (a) This Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate pursuant to the Trust Agreement) by the Servicer, the Seller and the Trust without the consent of any of the Noteholders; provided that (i) such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trust and the Trustee, adversely affect in any material respect the interests of any Noteholder and (ii) the Trustee shall have received written confirmation from each Note Rating Agency that such amendment will not have a Ratings Effect.

            (b) This Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate pursuant to the Trust Agreement) by the Servicer, the Seller and the Trust, with the consent of the Holders of Notes evidencing not less than 66-2/3% of the aggregate Outstanding Dollar Principal Amount of the Notes of all adversely affected Series or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Enhancement Agreement without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder or (iv) adversely affect the rating of any Series or Class by each Note Rating Agency without the consent of each affected Noteholder. Notwithstanding anything to the contrary in the foregoing, any amendment to be effected pursuant to this paragraph (b) without the consent of each adversely affected Noteholder shall be subject to the Trustee's receipt of written confirmation from each applicable Note Rating Agency that such amendment will not have a Ratings Effect with respect to the adversely affected Notes. Any amendment to be effected pursuant to this paragraph (b) shall be deemed to adversely affect all outstanding Series and Classes, other than any Series or Class with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trust and the Trustee, adversely affect in any material respect the interests of any Noteholder of such Series or Class. The Owner Trustee may, but shall not be obligated to, enter into on behalf of the Trust any such amendment which affects the Owner Trustee's rights, duties or immunities under this Agreement or otherwise.

            (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Servicer shall furnish notification of the substance of such amendment to the Trustee, each Rating Agency, each Agent and each Enhancement Provider. Upon its receipt of any such notice, the Trustee shall promptly forward a copy of such notice to each Noteholder in accordance with the Indenture.

            (d) It shall not be necessary for the consent of Noteholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            (e) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

            (f) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any holders of the Seller's Certificates issued by the Trust pursuant to the Trust Agreement without the consent of the holders of Seller's Certificates evidencing not less than a majority of the Percentage Interests (as defined in the Trust Agreement) of the outstanding Seller's Certificates.

      SECTION 13.02 Protection of Right, Title and Interest to Trust.

            (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Trust's right, title and interest in and to the Receivables and the Collateral Security to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trust hereunder. The Servicer shall deliver to the Trust and the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.02(a).

            (b) Within 30 days after the Seller or the Servicer makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 13.02(a) seriously misleading within the meaning of Section 9-506 of the UCC (including as a result of a Designated Affiliate Transfer), the Seller shall give the Trust, the Trustee and any Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

            (c) The Seller and the Servicer will give the Trust, the Trustee and any Agent prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. The Seller and the Servicer will at all times maintain each office from which it services Receivables and its principal executive officer within the United States of America.

            (d) The Servicer will deliver to the Trust, the Trustee, any Agent and any Enhancement Provider: (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit G-1; (ii) on each Addition Date on which any Additional Accounts are to be included as the Accounts pursuant to Section 2.05(a) or (b), an Opinion of Counsel substantially in the form of Exhibit G-2; and (iii) on or before March 31 of each year, beginning with March 31, 2005, an Opinion of Counsel substantially in the form of Exhibit G-2.

      SECTION 13.03     No Petition.

            (a) Each of DCFS and the Trust, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against DCWR any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

            (b) Each of DCFS and DCWR, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

            (c) Each of DCFS, DCWR and the Trust, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the CARCO Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

      SECTION 13.04     GOVERNING LAW.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 13.05     Notices.

            All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy, facsimile or other electronic transmission capable of transmitting or creating a written record or (d) personal delivery, with receipt acknowledged in writing, to (i) in the case of DCWR, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention: Assistant Secretary; facsimile no.: (248) 427-2550, (ii) in the case of DCFS, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention: Assistant Secretary; facsimile no.:
(248) 427-2550, (iii) in the case of the Trust or the Owner Trustee,

Deutsche Bank Trust Company Delaware, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266, Attention: Elizabeth B. Ferry;; facsimile no.: (302) 636-3222 (with a copy to: Deutsche Bank Trust Company Americas, Structured Finance Services, Trust & Securities Services, 60 Wall Street, 26th Floor - MS NYC60-2606, New York, New York 10005, Attention: Michele Voon; facsimile no.:
(212) 553-2461 and (iv) in the case of the Trustee, its Corporate Trust Office; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

      SECTION 13.06     Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

       SECTION 13.07     Assignment.

            Notwithstanding anything to the contrary contained herein, except as provided in Section 8.02, this Agreement may not be assigned by the Servicer. Each of the Seller and the Servicer hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Trust to the Trustee pursuant to the Indenture for the benefit of the Noteholders and the other Secured Parties of all right, title and interest of the Trust in, to and under the Receivables and the related Collateral Security and/or the assignment of any or all of the Trust's rights but none of its obligations hereunder to the Trustee.

      SECTION 13.08     Further Assurances.

            The Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trust, the Owner Trustee or the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 13.09     No Waiver; Cumulative Remedies.

            No failure to exercise and no delay in exercising, on the part of the Trust, the Owner Trustee or the Trustee, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 13.10     Counterparts.

            This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

      SECTION 13.11     Third-Party Beneficiaries.

            This Agreement will inure to the benefit of and be binding upon the parties hereto, the Trustee, the Noteholders and the other Secured Parties and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

      SECTION 13.12     Rule 144A Information.

            For so long as any of the Notes of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Seller and the Servicer agrees to cooperate with each other and with the Trust to provide to any Noteholder of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

      SECTION 13.13     Merger and Integration.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

      SECTION 13.14     Headings.

            The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

      SECTION 13.15 Limitation on Liability of the Owner Trustee and Trustee.

            (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and XI of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Collateral of the Trust.

IN WITNESS WHEREOF, the parties below have caused this Amended and Restated Sale and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC,
                                Seller


                                By:
                                   ---------------------------------------------
                                    Name:
                                    Title:



                                DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC, Servicer


                                By:
                                   ---------------------------------------------
                                    Name:
                                    Title:



                               DAIMLERCHRYSLER MASTER OWNER TRUST

                               By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity, but solely as Owner Trustee


                               By:
                                  ---------------------------------------------
                                   Name:
                                   Title:

Acknowledged and agreed as of the day
and year first above written:

THE BANK OF NEW YORK,
not in its individual capacity, but
solely as Trustee


By:
   ----------------------------------------------
     Name:
     Title:

Acknowledged and agreed as of the day
and year first above written solely with respect to Article XI hereof:

DEUTSCHE BANK TRUST
COMPANY DELAWARE,
not in its individual capacity, but
solely as Owner Trustee


By:
   ----------------------------------------------
     Name:
     Title:

                                                                       EXHIBIT A



                             [INTENTIONALLY OMITTED]

                                                                       EXHIBIT B



                                     FORM OF
                ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                          (As required by Section 2.05
            of the Amended and Restated Sale and Servicing Agreement)


            ASSIGNMENT NO. ___ OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of _______________, _____ (this "Assignment"), among DaimlerChrysler Wholesale Receivables LLC, as seller (the "Seller"), DaimlerChrysler Financial Services Americas LLC, as servicer (the "Servicer"), and DaimlerChrysler Master Owner Trust (the "Trust"), pursuant to the Sale and Servicing Agreement referred to below.

                                   WITNESSETH:

            WHEREAS the Seller, the Servicer and the Trust are parties to an Amended and Restated Sale and Servicing Agreement dated as of [__________], 2006 (as amended or supplemented, the "Agreement");

            WHEREAS, pursuant to the Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables and related Collateral Security of such Additional Accounts, whether now existing or hereafter created, to the Trust which, in turn, shall grant a security interest in all such conveyed property to the Trustee pursuant to the Indenture (as each such term is defined in the Agreement); and

            WHEREAS the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof;

            NOW, THEREFORE, the Seller, the Servicer and the Trust hereby agree as follows:

            1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ____________________, ________.

                  "Additional Accounts" shall mean, the Additional Accounts, as defined in the Agreement, that are designated hereby and listed on
         Schedule 1 hereto.

                  "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby,
         ___________, _____.

            2. Designation of Additional Accounts. The Seller hereby delivers herewith a computer file or microfiche or written list containing a true and complete list of all such

Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such file, microfiche or list shall be marked as Schedule 1 to this Assignment and shall, as of the date of this Assignment, be incorporated into and made a part of this Assignment and shall supplement Schedule 1 to the Agreement.

            3. Conveyance of Receivables. (a) The Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Agreement), to the Trust, all of its right, title and interest in, to and under the Receivables in such Additional Accounts and all Collateral Security with respect thereto owned by the Seller and existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute, and is not intended to result in the creation or an assumption by the Trust, the Owner Trustee, the Trustee, any Agent, any Noteholder or any Enhancement Provider of any obligation of the Servicer, the Seller, DCFS, DaimlerChrysler or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

            (b) In connection with such sale, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "tangible chattel paper", "accounts" or "payment intangibles" (each as defined in Section 9-102 of the UCC as in effect in the relevant jurisdiction) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Trustee on or prior to the Addition Date. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales.

            (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Addition Date, to indicate in its computer files that the Receivables created in connection with the Additional Accounts designated hereby have been sold and the Collateral Security assigned to the Trust pursuant to this Assignment, and pledged by the Trust to the Trustee for the benefit of the Noteholders and the other Secured Parties pursuant to the Indenture.

            (d) The parties hereto intend that the transfers of Receivables and related Collateral Security effected by this Assignment be sales. Nevertheless, if such transfers are deemed to be transfers for security, then this Assignment also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and the conveyance by the Seller provided for in this Assignment shall also be deemed to be and hereby is a grant by the Seller to the Trust of a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under such Receivables and related Collateral Security. For tax purposes, the parties hereto intend that all transfers of Receivables and related Collateral Security under this Assignment constitute transfers of such Receivables and related Collateral Security as security for a loan.

            4. Acceptance by the Trust. Subject to the satisfaction of the conditions set forth in Section 6 of this Assignment, the Trust hereby acknowledges its acceptance of all right, title and interest previously held by the Seller to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 3(a) of this Assignment. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Seller delivered to the Trust and the Trustee the computer file or microfiche or written list relating to the Additional Accounts described in Section 2 of this Assignment. The Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in such file or list.

            5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Trust as of the date of this Assignment and as of the Addition Date that:

               (a) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

               (b) Eligible Accounts. Each Additional Account designated hereby is an Eligible Account;

               (c) Selection Procedures. No selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or any Enhancement Providers were utilized in selecting the Additional Accounts designated hereby;

               (d) Insolvency. As of the Notice Date and the Addition Date, the Seller is not insolvent nor, after giving effect to the conveyance set forth in Section 3 of this Assignment, will the Seller have been made insolvent, nor is the Seller aware of any pending insolvency;

               (e) Valid Transfer. This Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of the Seller in the Receivables and the Collateral Security and the proceeds thereof and upon the filing of the financing statements described in
      Section 3 of this Assignment with the Secretary of State of the State of Delaware and other applicable states and, in the case of the Receivables and the Collateral Security hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected ownership interest in such property, subject to the rights of the Purchased Receivables Owners in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to Principal Receivables arising in the Partial Accounts), except for Liens permitted under the Receivables Purchase

      Agreement. Except as otherwise provided in the Agreement and except for Liens permitted under the Receivables Purchase Agreement or the other Transaction Documents, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Collateral of the Trust;

               (f) No Conflict. The execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound;

               (g) No Violation. The execution and delivery of this Assignment by the Seller, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Seller will not conflict with or violate any material Requirements of Law applicable to the Seller;

               (h) No Proceedings. There are no proceedings or, to the best knowledge of the Seller, investigations pending or threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income, single business or franchise tax systems;

               (i) Record of Accounts. As of the Addition Date, Schedule 1 to this Assignment is an accurate and complete listing in all material respects of all the Additional Accounts as of the Additional Cut-Off Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Additional Cut-Off Date;

               (j) No Liens. Each Receivable and all Collateral Security existing on the Addition Date has been conveyed to the Trust free and clear of any Lien, subject to the rights of the Purchased Receivables Owners in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to Principal Receivables arising in the Partial Accounts) and except for Liens permitted under the Receivables Purchase Agreement;

               (k) All Consents Required. With respect to each Receivable and all Collateral Security existing on the Addition Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Collateral Security to the Trust, the execution and delivery of this

      Assignment and the performance of the transactions contemplated hereby have been duly obtained, effected or given and are in full force and effect; and

               (l) Eligible Receivables. On the Additional Cut-Off Date each Receivable conveyed to the Trust as of such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Trust in accordance with Section 2.09 of the Agreement.

            6. Conditions Precedent. The acceptance of the Trustee set forth in
Section 5 of this Assignment is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

               (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section 5 of this Assignment shall be true and correct as of the date of this Assignment and as of the Addition Date;

               (b) Agreement. Each of the conditions set forth in
      Section 2.05(d) of the Agreement applicable to the designation of the dditional Accounts to be designated hereby shall have been satisfied; and

               (c) Officers' Certificate. The Seller shall have delivered to the Trust and the Trustee an Officers' Certificate, dated the date of this Assignment, in which an officer of the Seller shall state that the representations and warranties of the Seller under Section 5 hereof are true and correct. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

            7. Ratification of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

            8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

            9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            10. Limitation on Liability of the Owner Trustee and Trustee. (a) Notwithstanding anything contained herein to the contrary, this Assignment has been countersigned by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Assignment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and XI of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Assignment has been accepted by The Bank of New York, not in its individual capacity but solely as Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Collateral of the Trust.

            IN WITNESS WHEREOF, the Seller, the Servicer and the Trust have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                                DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, as Seller


                                By:
                                   ---------------------------------------------
                                    Name:
                                    Title:



                                DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC, as Servicer


                                By:
                                   ---------------------------------------------
                                    Name:
                                    Title:



                                DAIMLERCHRYSLER MASTER OWNER TRUST

                                By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not
                                    in its individual capacity, but solely as
                                    Owner Trustee


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


Acknowledged and agreed as of the day
and year first above written:

THE BANK OF NEW YORK,
not in its individual capacity, but
solely as Trustee


By:
   ----------------------------------
Name:
Title:

                                                                       EXHIBIT C



                                     FORM OF
                          ANNUAL SERVICER'S CERTIFICATE

                          (As required to be delivered
                  pursuant to Section 3.05 of the Amended and
                     Restated Sale and Servicing Agreement)


                 DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC

                 ----------------------------------------------

                       DAIMLERCHRYSLER MASTER OWNER TRUST
                 ----------------------------------------------


            The undersigned, duly authorized representatives of DaimlerChrysler Financial Services Americas LLC ("DCFS"), pursuant to the Amended and Restated Sale and Servicing Agreement, dated as of [__________], 2006 (as amended and supplemented, the "Agreement"), among DaimlerChrysler Wholesale Receivables LLC, as seller (the "Seller"), DCFS, as servicer (the "Servicer"), and DaimlerChrysler Master Owner Trust (the "Trust"), do hereby certify that:

            1. DCFS is, as of the date hereof, the Servicer under the Agreement.

            2. The undersigned are Servicing Officers and are duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee, the Trust, any Agent and any Enhancement Providers.

            3. A review of the activities of the Servicer during the calendar year ended December 31, _______, and of its performance under the Agreement was conducted under our supervision.

            4. Based on such review, the Servicer has, to the best of our knowledge, performed in all material respects all of its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

            5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to us to have been made by the Servicer during the year ended December 31, _______, which sets forth in detail the (a) nature of each such default,
      (b) the action taken by the Servicer, if any, to remedy each such default and (c) the current status of each such default: [If applicable, insert "None".]

            Capitalized terms used but not defined herein are used as defined in the Agreement.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Certificate this _____ day of _______________, ________.



                                     ----------------------------------------
                                     Name:
                                     Title:


                                     ----------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT D



                             [INTENTIONALLY OMITTED]

                                                                       EXHIBIT E



                             [INTENTIONALLY OMITTED]

                                                                       EXHIBIT F



                             [INTENTIONALLY OMITTED]

                                                                     EXHIBIT G-1



                                     FORM OF
                               OPINION OF COUNSEL

              Provisions to be Included in Opinion of Counsel to be
                    Delivered Pursuant to Section 13.02(d)(i)


            (i) The Amendment to the Amended and Restated Sale and Servicing Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of the Seller's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 13.01 of the Amended and Restated Sale and Servicing Agreement.

            (iii) The Amendment will not adversely affect in any material respect the interests of the Noteholders. [Include this clause (iii) only in the case of amendments effected pursuant to Section 13.01(a) of the Amended and Restated Sale and Servicing Agreement.]




                                       G-1-1

                                                                     EXHIBIT G-2



                                     FORM OF
                               OPINION OF COUNSEL

            Provisions to be Included in Opinion of Counsel to be Delivered Pursuant to Section 13.02(d)(ii) and (iii)*


            The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel to DaimlerChrysler Wholesale Receivables LLC (the "Seller") delivered on any Closing Date. Capitalized terms used but not defined herein are used as defined in the Amended and Restated Sale and Servicing Agreement, dated as of [__________], 2006 (as amended and supplemented, the "Sale and Servicing Agreement"), among the Seller, as seller, DaimlerChrysler Financial Services Americas LLC, as servicer (the "Servicer"), and DaimlerChrysler Master Owner Trust (the "Trust").

            [(a) The Assignment has been duly authorized, executed and delivered by the Seller, and constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.]

            (b) Assuming the Receivables [in the Additional Accounts] are created under, and are evidenced solely by, Floorplan Financing Agreements, such Receivables will constitute "tangible chattel paper", "accounts" or "payment intangibles" (each as defined under Section 9-102 of the UCC as in effect in the relevant jurisdiction). We note that DaimlerChrysler Financial Services Americas LLC has given us an Officers' Certificate to the effect that the Receivables are created under Floorplan Financing Agreements.

            (c) If the transfer of the Receivables [in the Additional Accounts] and all [of the related] Collateral Security to the Trust pursuant to the Sale and Servicing Agreement constitutes a true sale of such Receivables and Collateral Security to the Trust:

               (i) with respect to such Receivables and Collateral Security in existence on the date hereof, such sale transfers all of the right, title and interest of the Seller in and to such Receivables and Collateral Security to the Trust, free and clear of any liens now existing or hereafter created, but subject to the rights of the Seller as holder of the DCMOT Certificate;

               (ii) with respect to such Receivables and Collateral Security which come into existence after the date hereof, upon the creation of such Receivables and Collateral Security and the subsequent transfer of such Receivables and Collateral Security to the Trust in accordance with the Sale and Servicing Agreement and receipt by


------------------
* Include bracketed language only in the case of additions of Accounts effected pursuant to Section 2.05 of the Pooling and Servicing Agreement.

                                       G-2-1
      the Seller of the consideration therefor required pursuant to the Sale and Servicing Agreement, such sale will transfer all of the right, title and interest of the Seller in and to such Receivables and Collateral Security to the Trust free and clear of any liens, but subject to the rights of the Seller as holder of the DCMOT Certificate;

and, in either case, no further action will thereafter be required under Michigan, Delaware or federal law to protect the Trust's ownership interest in the Receivables and the Collateral Security against creditors of, or subsequent purchasers from, the Seller.

            (d) If the transfer of the Receivables and Collateral Security to the Trust pursuant to the Sale and Servicing Agreement does not constitute a true sale of the Receivables and the Collateral Security to the Trust, then the Sale and Servicing Agreement as amended and supplemented by the Assignment creates a valid security interest in favor of the Trust in the Seller's right, title and interest in and to the Receivables and the Collateral Security and the proceeds thereof securing the obligations of the Seller thereunder. Financing statements on form UCC-1 having been filed in the offices of the Secretaries of State of the States of Michigan and [other applicable states] and accordingly, such security interest constitutes a perfected security interest in such Receivables and Collateral Security and the proceeds thereof subject to no prior liens, enforceable as such against creditors of, and subsequent purchasers from, the Seller, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general equity principles.



                                       G-2-2

                                                                       EXHIBIT H



                                     FORM OF
                 REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS

                          (As required by Section 2.07
            of the Amended and Restated Sale and Servicing Agreement)


            REASSIGNMENT NO. ___ OF RECEIVABLES IN REMOVED ACCOUNTS dated as of _______________, _____ (this "Reassignment"), by and between DaimlerChrysler Wholesale Receivables LLC, , a Delaware limited liability company (the "Seller"), and DaimlerChrysler Master Owner Trust, Delaware statutory trust (the "Trust"), pursuant to the Sale and Servicing Agreement referred to below.

                                   WITNESSETH:

            WHEREAS the Seller, DaimlerChrysler Financial Services Americas LLC, as servicer (the "Servicer"), and the Trust are parties to an Amended and Restated Sale and Servicing Agreement dated as of [__________], 2006 (as amended or supplemented, the "Agreement");

            WHEREAS, pursuant to the Agreement, the Seller wishes to remove all Receivables from certain Removed Accounts (the "Removed Accounts") and the Collateral Security thereof and to cause the Trust to reconvey the Receivables of such Removed Accounts and such Collateral Security, whether now existing or hereafter created, from the Trust to the Seller (as each such term is defined in the Agreement); and

            WHEREAS the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts and such Collateral Security subject to the terms and conditions hereof;

            NOW, THEREFORE, the Seller and the Trust hereby agree as follows:

            1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

               "Removal Commencement Date" shall mean, with respect to the Removal Accounts designated hereby, _______________________, ________.

               "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, _______________________, ________.

               "Removed Accounts" shall mean, the Removed Accounts, as defined in the Agreement, that are designated hereby and listed on Schedule 1 hereto.

            2. Designation of Removed Accounts. The Seller shall deliver to the Trust and the Trustee, any Enhancement Providers and the Rating Agencies a computer file or microfiche or written list containing a true and complete list of the Removed Accounts, specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Accounts and the Designated Balance. Such list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date and shall amend Schedule 1 to the Agreement.

            3. Conveyance of Receivables and Accounts. (a) The Trust does hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removed Accounts designated hereby, all Collateral Security thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds (including Recoveries) thereof.

            (b) If requested by the Seller, in connection with such transfer, the Trust agrees to execute and deliver, or cause to be executed and delivered, to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time and Collateral Security thereof in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust or by the Trustee, as applicable, of its lien on the Receivables in the Removed Accounts and the Collateral Security, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

            4. Acceptance by the Trust. The Trust hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Trust and the Trustee the computer file or such microfiche or written list described in Section 2 of this Reassignment.

            5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Trust as of the date of this Reassignment and as of the Removal Date:

            (a) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, v alid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

            (b) No Early Redemption Event. The removal of the Accounts hereby removed shall not, in the reasonable belief of the Seller, cause an Early Redemption

      Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

            (c) Selection Procedures. No selection procedures believed by the Seller to be adverse to the interests of the Trust, the Noteholders or any Enhancement Providers were utilized in selecting the Designated Accounts [and the selection procedures were applied so as to randomly select the Designated Account from the entire population of Accounts]; and

            (d) True and Complete List. The list of Removed Accounts described in Section 2 of this Reassignment is, as of the Removal Commencement Date, true and complete in all material respects;

provided, however, that in the event that the removal on such Removal Date relates solely to Ineligible Accounts, the Seller shall be deemed to make only the representations and warranties contained in paragraph 5(a) above.

            6. Conditions Precedent. In addition to the conditions precedent set forth in Section 2.07 of the Agreement, the obligation of the Trust to execute and deliver this Reassignment is subject to the satisfaction, on or prior to the Removal Commencement Date, of the following additional condition precedent:

               Officers' Certificate. The Seller shall have delivered to the Trust and the Trustee an Officers' Certificate certifying that (i) as of the Removal Commencement Date, all requirements set forth in Section 2.07 of the Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts and the Collateral Security, whether existing at the close of business on the Removal Date or thereafter created from time to time until the termination of the Trust, have been satisfied, and (ii) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Commencement Date. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

            7. Ratification of Agreement. As supplemented by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

            8. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

            9. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            10. Limitation on Liability of the Owner Trustee and Trustee. (a) Notwithstanding anything contained herein to the contrary, this Reassignment has been countersigned by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Reassignment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and XI of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Reassignment has been accepted by The Bank of New York, not in its individual capacity but solely as Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Collateral of the Trust.

            IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                               DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC,
                               Seller


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               DAIMLERCHRYSLER MASTER OWNER TRUST

                               By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity, but solely as Owner Trustee


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


Acknowledged and agreed as of the day
and year first above written:

THE BANK OF NEW YORK,
not in its individual capacity, but
solely as Trustee


By:
   ----------------------------------------------
Name:
Title:

                                                                       EXHIBIT I



                             [INTENTIONALLY OMITTED]

                                                                       EXHIBIT J



                                     FORM OF
                                SUBORDINATED NOTE

                                                              New York, New York
                                                               December 16, 2004


            FOR VALUE RECEIVED, the undersigned, DaimlerChrysler Wholesale Receivables LLC, a Delaware limited liability company (the "Company"), hereby unconditionally promises to pay to the order of DaimlerChrysler Financial Services Americas LLC, a Michigan limited liability company ("DCFS"), in lawful money of the United States of America in immediately available funds the principal amount outstanding on December 16, 2024 (the "Maturity Date"), in respect of monies borrowed by the Company from time to time to fund the purchase of Receivables by the Company from DCFS pursuant to the Second Amended and Restated Receivables Purchase Agreement dated as of December 16, 2004 (as amended or supplemented from time to time, the "Receivables Purchase Agreement"), between the Company and DCFS. The Company may, at its option, prepay this Subordinated Note in whole or in part at any time and from time to time from and after the date hereof; provided, however, that in no event shall the holder hereof have any right to demand any payment of principal hereunder prior to the Maturity Date.

            Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement dated as of December 16, 2004 (as amended or supplemented from time to time, the "Sale and Servicing Agreement"), among the Company, as seller, DCFS, as servicer, and DaimlerChrysler Master Owner Trust (the "Issuer").

            The undersigned further agrees to pay interest in like money on the unpaid principal amount hereof from time to time from the date hereof at a rate per annum equal to [___________________________]. Interest shall be payable in arrears on each Payment Date commencing on the first such date to occur after the date hereof and upon final payment of the unpaid principal amount hereof.

            This Subordinated Note is subordinate and junior in right and time of payment to all "Senior Debt" of the Company, which is any Indebtedness of the Company and all renewals, extensions, refinancings and refundings thereof, except any such Indebtedness that expressly provides that it is not senior or superior in right of payment hereto. "Indebtedness" is any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereto) whether any such indebtedness would appear as a liability upon a balance sheet of the Company prepared on a consolidated basis in accordance with generally accepted accounting principles.

            All scheduled payments of principal and interest in respect of Senior Debt must be paid before this Subordinated Note shall be payable, and all scheduled payments of principal and interest on this Subordinated Note shall be payable only to the extent that the Company, after paying all of its accounts payable and other current expenses, has the funds to make such payments. The Company agrees, and the holder hereof by accepting this Subordinated Note agrees, to the subordination provisions herein contained. Notwithstanding any provisions herein to the contrary, the obligations of the Company hereunder shall not be recourse to the Issuer or any assets thereof pledged under the Amended and Restated Indenture dated as of December 16, 2004, between the Issuer and The Bank of New York, as indenture trustee.

            The holder of this Subordinated Note, by its acceptance hereof, hereby covenants and agrees that it will not at any time institute against the Company or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

            IN WITNESS WHEREOF, the Company has caused this Subordinated Note to be duly executed as of the day and year first above written.


                              DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC



                              By:
                              --------------------------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT K



                                     FORM OF
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


            ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of _______________, _____ (the "Assumption Date"), by and among DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, a Delaware limited liability company headquartered in Farmington Hills, Michigan ("DCWR"), [DESIGNATED AFFILIATE], a [___________] [corporation] headquartered in [________________] (the "Designated Affiliate"), and DAIMLERCHRYSLER MASTER OWNER TRUST, a Delaware statutory trust (the "Trust"), pursuant to the Sale and Servicing Agreement referred to below.

            WHEREAS DCWR, the Trust and DaimlerChrysler Financial Services Americas LLC, as servicer (the "Servicer"), are parties to the Amended and Restated Sale and Servicing Agreement dated as of [__________], 2006 (as amended or supplemented, the "Sale and Servicing Agreement");

            WHEREAS DCWR wishes to sell, transfer, assign and otherwise convey all, but not less than all, of its right, title and interest in the Collateral of the Trust, the Seller's Interest, the DCMOT Certificate, the Sale and Servicing Agreement, the Related Documents and any other agreement, document or instrument relating to the Sale and Servicing Agreement or the transactions contemplated thereby (the "Trust Documents") and its obligations thereunder to the Designated Affiliate pursuant to a Designated Affiliate Transfer as set forth in Section 7.04 of the Sale and Servicing Agreement;

            WHEREAS the Designated Affiliate agrees to assume the performance of every covenant and obligation of DCWR under the Sale and Servicing Agreement, the Related Documents and the Trust Documents; and

            WHEREAS the Trust is willing to accept an assignment to and assumption by the Designated Affiliate, subject to the terms and conditions hereof and of the Sale and Servicing Agreement;

            NOW, THEREFORE, DCWR, the Designated Affiliate and the Trust hereby agree as follows:

            1. Defined Terms. All terms defined in the Sale and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

            2. Conveyance. By execution of this Agreement, DCWR does hereby sell, transfer, assign and otherwise convey all, but not less than all, of its right, title and interest in the Collateral of the Trust, the Seller's Interest, the DCMOT Certificate, the Sale and Servicing

Agreement, the Related Documents and the Trust Documents, and its obligations, as Seller thereunder, to the Designated Affiliate.

            3. Records. The Designated Affiliate agrees, at its own expense, on or prior to the Assumption Date, to indicate in its computer files and to cause DCWR and DCFS to indicate in their computer files that the Receivables created in connection with the Accounts (other than Removed Accounts) have been sold, and the Collateral Security assigned, to the Designated Affiliate in accordance with the Receivables Purchase Agreement, and sold to the Trust pursuant to the Sale and Servicing Agreement, and pledged by the Trust to the Trustee for the benefit of the Noteholders and the other Secured Parties pursuant to the Indenture.

            4. Assumption of Duties. (a) DCWR hereby agrees that prior to the date of this Agreement it shall be bound by all the provisions and requirements of and assume all of the responsibilities under the Sale and Servicing Agreement, the Related Documents and the Trust Documents, applicable to DCWR. The Designated Affiliate hereby agrees that on and after the date of this Agreement it shall be bound by all the provisions and requirements of and assume the performance of every covenant and obligation and all of the responsibilities and duties under the Sale and Servicing Agreement, the Related Documents and the Trust Documents applicable to DCWR.

            (b) In connection with such assumption, the Designated Affiliate agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to (i) the Receivables now existing and created on or after the Assumption Date in the Accounts (which may be a single financing statement with respect to all such Receivables) for the sale of "tangible chattel paper", "accounts" or "payment intangibles" (each as defined in Section 9-102 of the UCC as in effect in the relevant jurisdiction) and (ii) all other Collateral now existing and created on or after the Assumption Date, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale, transfer and assignment of such Receivables and other Collateral to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing (which may, for purposes of this Section 4, consist of telephone confirmation of such filing, confirmed within 24 hours in writing) to the Trustee on or prior to the Assumption Date.

            5. Acceptance by the Trust. The Trust hereby acknowledges its acceptance of such assignment and assumption. The foregoing assignment and assumption does not constitute, and is not intended to result in the creation or an assumption by the Trust, the Owner Trustee, the Trustee, any Agent, any Noteholder or any Enhancement Provider of any obligation of the Servicer, DCFS, the Seller, DaimlerChrysler, the Designated Affiliate or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

            6. Representations and Warranties of the Designated Affiliate and DCWR. In addition to the representations and warranties deemed to have been made by the Designated Affiliate in respect of the Accounts and Receivables thereunder pursuant to Section 7.04(c) of the Sale and Servicing Agreement, the Designated Affiliate and DCWR hereby also represent and warrant to the Trust as of the Assumption Date:

               (a) Legal, Valid and Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Designated Affiliate and DCWR, enforceable against the Designated Affiliate and DCWR in accordance with its terms;

               (b) Insolvency. Neither the Designated Affiliate nor DCWR is insolvent; and, after giving effect to the transactions contemplated by this Agreement, neither the Designated Affiliate nor DCWR will be insolvent; and

               (c) Interests in Collateral. The interests of the Trust and of the Trustee in the Receivables and other Collateral continues to remain in full force and effect and have not been interrupted or impaired by the signing of this Agreement and such interests remain prior to all others except as set forth in the Sale and Servicing Agreement.

            7. Conditions Precedent. The acceptance of the Trust set forth in
Section 5 is subject to the satisfaction, on or prior to the Assumption Date, of the conditions precedent referred to in Section 7.04(b) of the Sale and Servicing Agreement and of the following additional conditions precedent:

               (a) DCWR shall have transferred the DCMOT Certificate to the Designated Affiliate as set forth in Section 7.04(c) of the Sale and Servicing Agreement.

               (b) The payment of any other consideration has been completed as certified by the Designated Affiliate to the Trust.

               (c) The Designated Affiliate shall have delivered to the Trust and the Trustee an Officers' Certificate, dated the date of this Agreement, in which an officer of the Designated Affiliate shall state that, to the best of his knowledge after reasonable investigation, the representations and warranties of the Designated Affiliate in its capacities as Seller under Section 2.03 and Section 2.04 of the Sale and Servicing Agreement are true and correct.

               (d) DCWR shall have delivered to the Trust and the Trustee an Opinion of Counsel dated the Assumption Date in the form attached hereto as Exhibit A.

            8. Sale and Servicing Agreement. The Designated Affiliate, DCWR and the Trust hereby agree that from and after the Assumption Date, the terms "Seller" and "DCWR" (other than "DCMOT Certificate") in the Sale and Servicing Agreement, the Related Documents and the Trust Documents shall refer to the Designated Affiliate. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Sale and Servicing Agreement, the Related Documents and the Trust Documents applicable to DCWR shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their terms and, except as expressly provided herein, the execution and delivery of this Agreement by the Trustee shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Sale and Servicing Agreement, the Related Documents and the Trust Documents.

            9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            10. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute but one and the same instrument.

            11. Limitation on Liability of the Owner Trustee and Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and XI of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Collateral of the Trust.

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                               DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               [DESIGNATED AFFILIATE]


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               DAIMLERCHRYSLER MASTER OWNER TRUST

                               By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity, but solely as Owner Trustee


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


Acknowledged and agreed as of the day
and year first above written:

THE BANK OF NEW YORK,
not in its individual capacity, but
solely as Trustee


By:
   ----------------------------------------------
Name:
Title:

                                                                Exhibit A to AAA



                           Form of Opinion of Counsel

            DCWR has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority (limited liability company and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Assignment and Assumption Agreement.

            The Designated Affiliate has been duly formed and is validly existing as a [_______] in good standing under the laws of the State of [__________], with full power and authority ([_______] and other) to own its properties and conduct its business, as presently conducted by it and as proposed to be conducted by it, and to enter into and perform its obligations under the Assignment and Assumption Agreement and to assume and to perform the obligations of DCWR under the Sale and Servicing Agreement, the Related Documents and the Trust Documents.

            The Designated Affiliate is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in each jurisdiction in which the failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Designated Affiliate, the Trust or the Trustee on behalf of any Noteholder or other Secured Party.

            The Assignment and Assumption Agreement has been duly authorized, executed and delivered by DCWR, and is a legal, valid and binding obligation of DCWR enforceable against DCWR in accordance with its terms, except (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            The Assignment and Assumption Agreement has been duly authorized, executed and delivered by the Designated Affiliate, and the Assignment and Assumption Agreement, the Sale and Servicing Agreement, the Related Documents and the Trust Documents are the legal, valid and binding obligations of the Designated Affiliate. The Assignment and Assumption Agreement is enforceable against the Designated Affiliate in accordance with its terms, except (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            Neither the sale, transfer, assignment and conveyance by DCWR of DCWR's right, title and interest in the Collateral, the Seller's Interest, the DCMOT Certificate, the Sale and Servicing Agreement, the Related Documents and the Trust Documents or its obligations as

Seller thereunder to the Designated Affiliate, nor the consummation of any other transaction contemplated in the Assignment and Assumption Agreement, nor the execution and delivery of the Assignment and Assumption Agreement by DCWR, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the limited liability company agreement of DCWR or DCFS, or of any indenture or other agreement or instrument to which DCWR or DCFS is a party or by which any of them is bound, or result in a violation of, or contravene the terms of any statute, order or regulation applicable to DCWR or DCFS of any court, regulatory body, administrative agency or governmental body having jurisdiction over any of them.

            Neither the execution and delivery of the Assignment and Assumption Agreement by the Designated Affiliate, nor the assumption of the obligations of DCWR as Seller under the Sale and Servicing Agreement, the Related Documents or the Trust Documents, nor the consummation of any other transaction contemplated in the Assignment and Assumption Agreement, nor the fulfillment of the terms of the Sale and Servicing Agreement, the Related Documents or the Trust Documents by the Designated Affiliate, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the [constituent documents] of the Designated Affiliate, or of any indenture or other agreement or instrument to which the Designated Affiliate is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation applicable to the Designated Affiliate of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

            There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency, or other tribunal (1) asserting the invalidity of the Assignment and Assumption Agreement, (2) seeking to prevent the consummation of any of the transactions contemplated by the Assignment and Assumption Agreement or the execution and delivery thereof, or (3) that might materially and adversely affect the performance by DCWR or the Designated Affiliate of its obligations under, or the validity or enforceability of, the Assignment and Assumption Agreement, the Sale and Servicing Agreement, the Related Documents or the Trust Documents.

            No consent, approval, authorization or order of, or notice to or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated in the Assignment and Assumption Agreement, except the filing of amendments to UCC financing statements to reflect the change of the "Seller" described in such financing statements to the Designated Affiliate.

                                   SCHEDULE 1

                                LIST OF ACCOUNTS





                      [Original list delivered to Trustee]

                           [Deemed to be incorporated]


                                      Sch-1

                                   APPENDIX A

                                ITEM 1119 PARTIES


DaimlerChrysler Master Owner Trust
DaimlerChrysler Financial Services Americas LLC
Deutsche Bank Trust Company Delaware
The Bank of New York



                                  Appendix A-1

                                   APPENDIX B

                  MINIMUM SERVICING CRITERIA TO BE ADDRESSED IN
                              SERVICING ASSESSMENT


            The assessment of compliance to be delivered by the [Trustee] [Servicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------ -------------------------------------------------- ------------------------------------
Reg AB Reference               Servicing Criteria                                    Applicable Servicing Criteria
------------------------------ -------------------------------------------------- ------------------------------------
                               General Servicing Considerations
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(1)(i)                  Policies  and   procedures   are   instituted  to
                               monitor any  performance  or other  triggers  and
                               events  of   default  in   accordance   with  the
                               transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(1)(ii)                 If any material servicing activities are
                               outsourced to third parties, policies and
                               procedures are instituted to monitor the third
                               party's performance and compliance with such
                               servicing activities.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(1)(iii)                Any requirements in the transaction agreements to
                               maintain a back-up servicer for the Pool Assets
                               are maintained.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(1)(iv)                 A fidelity bond and errors and omissions policy
                               is in effect on the party participating in the
                               servicing function throughout the reporting
                               period in the amount of coverage required by and
                               otherwise in accordance with the terms of the
                               transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
                               Cash Collection and Administration
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(i)                  Payments on pool assets are deposited into the
                               appropriate custodial bank accounts and related
                               bank clearing accounts no more than two business
                               days following receipt, or such other number of
                               days specified in the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(ii)                 Disbursements made via wire transfer on behalf
                               of an obligor or to an investor are made only by
                               authorized personnel.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(iii)                Advances of funds or guarantees regarding
                               collections, cash flows or distributions, and any
                               interest or other fees charged for such advances,
                               are made, reviewed and approved as specified in
                               the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(iv)                 The related accounts for the transaction, such as
                               cash reserve accounts or accounts established as
                               a form of over collateralization, are separately
                               maintained (e.g., with respect to commingling of
                               cash) as set forth in the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(v)                  Each custodial account is maintained at a
                               federally insured depository institution as set
                               forth in the transaction agreements. For purposes
                               of this criterion, "federally insured depository
                               institution" with respect to a foreign financial
                               institution means a foreign financial institution
                               that meets the requirements of Rule 13k-1(b)(1)
                               of the Securities Exchange Act.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(vi)                 Unissued checks are safeguarded so as to prevent
                               unauthorized access.
------------------------------ -------------------------------------------------- ------------------------------------


                                  Appendix B-1

------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(2)(vii)                Reconciliations are prepared on a monthly basis
                               for all asset-backed securities related bank
                               accounts, including custodial accounts and
                               related bank clearing accounts. These
                               reconciliations are (A) mathematically accurate;
                               (B) prepared within 30 calendar days after the
                               bank statement cutoff date, or such other number
                               of days specified in the transaction agreements;
                               (C) reviewed and approved by someone other than
                               the person who prepared the reconciliation; and
                               (D) contain explanations for reconciling items.
                               These reconciling items are resolved within 90
                               calendar days of their original identification,
                               or such other number of days specified in the
                               transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
                               Investor Remittances and Reporting
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(3)(i)                  Reports to investors, including those to be filed
                               with the Commission, are maintained in accordance
                               with the transaction agreements and applicable
                               Commission requirements. Specifically, such
                               reports (A) are prepared in accordance with
                               timeframes and other terms set forth in the
                               transaction agreements; (B) provide information
                               calculated in accordance with the terms specified
                               in the transaction agreements; (C) are filed with
                               the Commission as required by its rules and
                               regulations; and (D) agree with investors' or the
                               trustee's records as to the total unpaid
                               principal balance and number of Pool Assets
                               serviced by the Servicer.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(3)(ii)                 Amounts due to investors are allocated and
                               remitted in accordance with timeframes,
                               distribution priority and other terms set forth
                               in the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(3)(iii)                Disbursements made to an investor are posted
                               within two business days to the Servicer's
                               investor records, or such other number of days
                               specified in the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(3)(iv)                 Amounts remitted to investors per the investor
                               reports agree with cancelled checks, or other
                               form of payment, or custodial bank statements.
------------------------------ -------------------------------------------------- ------------------------------------
                               Pool Asset Administration
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(i)                  Collateral or security on pool assets is
                               maintained as required by the transaction
                               agreements or related pool asset documents.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(ii)                 Pool assets  and related documents are
                               safeguarded as required by the transaction
                               agreements
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(iii)                Any additions, removals or substitutions to the
                               asset pool are made, reviewed and approved in
                               accordance with any conditions or requirements in
                               the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(iv)                 Payments on pool assets, including any payoffs,
                               made in accordance with the related pool asset
                               documents are posted to the Servicer's obligor
                               records maintained no more than two business days
                               after receipt, or such other number of days
                               specified in the transaction agreements, and
                               allocated to principal, interest or other items
                               (e.g., escrow) in accordance with the related
                               pool asset documents.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(v)                  The Servicer's records regarding the pool assets
                               agree with the Servicer's records with respect to
                               an obligor's unpaid principal balance.
------------------------------ -------------------------------------------------- ------------------------------------


                                  Appendix B-2

------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(vi)                 Changes with respect to the terms or status of an
                               obligor's pool assets (e.g., loan modifications
                               or re-agings) are made, reviewed and approved by
                               authorized personnel in accordance with the
                               transaction agreements and related pool asset
                               documents.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(vii)                Loss mitigation or recovery actions (e.g.,
                               forbearance plans, modifications and deeds in
                               lieu of foreclosure, foreclosures and
                               repossessions, as applicable) are initiated,
                               conducted and concluded in accordance with the
                               timeframes or other requirements established by
                               the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(viii)               Records documenting collection efforts are
                               maintained during the period a pool asset is
                               delinquent in accordance with the transaction
                               agreements. Such records are maintained on at
                               least a monthly basis, or such other period
                               specified in the transaction agreements, and
                               describe the entity's activities in monitoring
                               delinquent pool assets including, for example,
                               phone calls, letters and payment rescheduling
                               plans in cases where delinquency is deemed
                               temporary (e.g., illness or unemployment).
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(ix)                 Adjustments to interest rates or rates of return
                               for pool assets with variable rates are computed
                               based on the related pool asset documents.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(x)                  Regarding any funds held in trust for an obligor
                               (such as escrow accounts): (A) such funds are
                               analyzed, in accordance with the obligor's pool
                               asset documents, on at least an annual basis, or
                               such other period specified in the transaction
                               agreements; (B) interest on such funds is paid,
                               or credited, to obligors in accordance with
                               applicable pool asset documents and state laws;
                               and (C) such funds are returned to the obligor
                               within 30 calendar days of full repayment of the
                               related pool assets, or such other number of days
                               specified in the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(xi)                 Payments made on behalf of an obligor (such as
                               tax or insurance payments) are made on or before
                               the related penalty or expiration dates, as
                               indicated on the appropriate bills or notices for
                               such payments, provided that such support has
                               been received by the servicer at least 30
                               calendar days prior to these dates, or such other
                               number of days specified in the transaction
                               agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(xii)                Any late payment penalties in connection with any
                               payment to be made on behalf of an obligor are
                               paid from the Servicer's funds and not charged to
                               the obligor, unless the late payment was due to
                               the obligor's error or omission.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(xiii)               Disbursements made on behalf of an obligor are
                               posted within two business days to the obligor's
                               records maintained by the servicer, or such other
                               number of days specified in the transaction
                               agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(xiv)                Delinquencies, charge-offs and uncollectible
                               accounts are recognized and recorded in
                               accordance with the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------
1122(d)(4)(xv)                 Any external enhancement or other support,
                               identified in Item 1114(a)(1) through (3) or
                               Item 1115 of Regulation AB, is maintained as set
                               forth in the transaction agreements.
------------------------------ -------------------------------------------------- ------------------------------------

                                      Appendix B-3

                                            [THE BANK OF NEW YORK]
                                            [DAIMLERCHRYSLER FINANCIAL SERVICES
                                            AMERICAS LLC]



                                            By: _______________________________
                                            Name:
                                            Title:

                                            Date:______________________________



                                  Appendix B-4

                                   APPENDIX C

                        FORM OF PERFORMANCE CERTIFICATION
                            (REPORTING SUBCONTRACTOR)


            Re: DaimlerChrysler Master Owner Trust


            The undersigned Reporting Subcontractor hereby certifies to the [___________] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

            1. The Reporting Subcontractor has reviewed the information and reports provided by it to the Seller and the Servicer pursuant to the Amended and Restated Sale and Servicing Agreement dated as of [_________], 2006 (the "Sale and Servicing Agreement") among DaimlerChrysler Wholesale Receivables LLC, as Seller, DaimlerChrysler Financial Services Americas LLC, as Servicer, and DaimlerChrysler Master Owner Trust, with respect to the servicing criteria assessment under Section 11.05 of the Sale and Servicing Agreement (the "Information");

            2. Based on the Reporting Subcontractor's knowledge, the Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required in the Information and necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period covered by the 10-K report; and

            3. The servicing criteria assessment required to be provided by the Reporting Subcontractor pursuant to the Sale and Servicing Agreement, has been provided to the Seller and the Servicer. Any material instance of noncompliance with the applicable Servicing Criteria has been disclosed in such report.

            4. Any assessment of compliance with servicing criteria required to be provided by any Reporting Subcontractor of the Indenture Trustee have been provided by such Reporting Subcontractor.



                                  Appendix C-1

            Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.


                                           [REPORTING SUBCONTRACTOR]


                                           By:_________________________________
                                           Name:
                                           Title:

                                           Date:_______________________________



                                  Appendix C-2

                                   APPENDIX D

                        FORM OF PERFORMANCE CERTIFICATION
                                   (SERVICER)


            Re: DaimlerChrysler Master Owner Trust

            The undersigned Servicer hereby certifies to the [___________] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

            1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Servicer during 200[ ] that were delivered by the Servicer to the Indenture Trustee pursuant to the Agreement (collectively, the "Servicer Servicing Information");

            2. Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

            3. Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Sale and Servicing Agreement dated as of [_________], 2006 (the "Sale and Servicing Agreement") among DaimlerChrysler Wholesale Receivables LLC, as Seller, DaimlerChrysler Financial Services Americas LLC, as Servicer, and DaimlerChrysler Master Owner Trust, has been provided to the Indenture Trustee;

            4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Sale and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Sale and Servicing Agreement in all material respects; and

            5. The Compliance Statement required to be delivered by the Servicer pursuant to the Sale and Servicing Agreement, and the Servicing Assessment and Attestation Report


                                  Appendix D-1
required to be provided by the Servicer and by any Reporting Subcontractor pursuant to the Sale and Servicing Agreement, have been provided to the Indenture Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Seller. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

            Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.


                                   DAIMLERCHRYSLER FINANCIAL SERVICES
                                   AMERICAS LLC


                                   By:_________________________________________
                                   Name:
                                   Title:

                                   Date:_______________________________________


                                  Appendix D-2